Prospectus/Information Statement
Federated Treasury Cash Series
A Portfolio of Cash Trust Series, Inc.
We recommend that you read the enclosed Prospectus/Information Statement in its entirety; this information will help you understand the upcoming Reorganization.
Thank you for your continued support of the Federated Funds.
Federated Treasury Cash Series (TCS) will be reorganized into Federated Trust for U.S. Treasury Obligations (TTO), a portfolio of Money Market Obligations Trust, on or about December 11, 2015 (the “Reorganization”). Please refer to the enclosed Prospectus/Information Statement as well as the highlighted information below for details about the Reorganization.
Why have the Boards of Directors/Trustees approved the Reorganization?
The Boards of Directors/Trustees of both TCS and TTO, including a majority of the “non-interested” directors/trustees (as that term is defined in the Investment Company Act of 1940), approved the Reorganization because they believe that the Reorganization is in the best interests of TCS and TTO and their respective shareholders, and that the interests of existing TCS and TTO shareholders will not be diluted as a result of the Reorganization.
After the Reorganization, shareholders of TCS will be invested in a fund with nearly identical investment objectives and substantially similar strategies, significantly lower net expenses, and the potential for greater efficiencies and investment opportunities. Further, shareholders of TCS will be receiving shares of a fund which its adviser believes would be better suited to meet investor demands in response to the implementation of the amendments to the requirements of Rule 2a-7 under the Investment Company Act of 1940, which governs money market funds.
TTO will operate as a “government money market fund,” as such term is defined in or interpreted under Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”). “Government money market funds” are required to invest at least 99.5% of their total assets: in (i) cash; (ii) securities issued or guaranteed by the United States or certain U.S. government agencies or instrumentalities; and/or (iii) repurchase agreements that are collateralized fully, and are exempt from requirements that permit money market funds to impose a liquidity fee and/or temporary redemption gates.
TTO has not elected to be subject to the liquidity fees and gates requirement at this time. Similar policies have not been adopted by TCS.
Please see the section entitled “Summary — Reasons for the Proposed Reorganization” in the Prospectus/Information Statement for more information.
How will the Reorganization affect my investment?
The cash value of your investment will not change as a result of the Reorganization, and you will not have to pay any sales charge in connection with the transfer of your assets.
You will receive shares of TTO with a total dollar value equal to the total dollar value of the TCS shares that you own at the time of the Reorganization. Under the Plan, TCS will transfer all or substantially all of its assets to TTO, in exchange for Cash II Shares of TTO. Cash II Shares of TTO will be distributed pro rata by TCS to its shareholders in complete liquidation and termination of TCS.
If you own shares in:	You will receive shares of:
Federated Treasury Cash Series	Federated Trust for U. S. Treasury Obligations
Undesignated Class of Shares	Cash II Shares (CII)

What are the tax consequences of the Reorganization?
The Reorganization is expected to be a tax-free reorganization under the Internal Revenue Code of 1986, as amended.
TCS will distribute any undistributed income and realized capital gains accumulated prior to the Reorganization to its shareholders. These distributions, if any, will be taxable.

When will the Reorganization occur?
The Reorganization is currently expected to occur after the close of business on or about December 11, 2015.
What are the costs associated with the Reorganization?
TCS will pay the direct proxy expenses associated with the Reorganization which are estimated to be approximately $127,171, provided that TTO will pay registration fees with respect to securities issued pursuant to the Reorganization, on an as-incurred basis. Given the waiver positions of TCS and TTO, and the fact that TCS and TTO are being operated at the applicable voluntary expense caps, the Adviser expects that the Adviser and its affiliates will indirectly pay some or all of the expenses that TCS and TTO are being asked to pay.
Will my current account options transfer over to my new account?
Yes, these servicing features will transfer automatically to your TTO account. However, if you participate in a systematic investment program you will receive a communication requesting that you confirm your continued participation in such a plan.
What should I do in connection with the Reorganization?
At the close of business on or about December 11, 2015, your shares will automatically be exchanged for shares of TTO. Please do not attempt to make the Reorganization exchange into TTO yourself.
Whom do I call if I have questions about this Prospectus/Information Statement?
Please don't hesitate to contact your Investment Professional or call us toll-free at 1-800-341-7400.
Thank you in advance for your continued support of the Federated Funds.
After careful consideration, the Boards of Directors/Trustees have unanimously approved this Reorganization.
The Boards of Directors/Trustees recommend that you read the enclosed materials carefully.

PROSPECTUS/INFORMATION STATEMENT
October 28, 2015
Acquisition of the assets of
FEDERATED treasury cash series
(a Portfolio of cash trust series, inc.)
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Telephone No: 1-800-341-7400
BY AND IN EXCHANGE FOR CASH II SHARES OF
FEDERATED TRUST FOR U.S. TREASURY OBLIGATIONS
(a Portfolio of Money Market Obligations Trust)
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Telephone No: 1-800-341-7400
WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE NOT REQUIRED TO SEND US A PROXY
This Prospectus/Information Statement is being furnished to shareholders of Federated Treasury Cash Series (TCS) in connection with an Agreement and Plan of Reorganization (the “Plan”) by and between Cash Trust Series, Inc. (the “Trust”) and Money Market Obligations Trust, a Massachusetts business trust (“MMOT”), with respect to Federated Trust for U.S. Treasury Obligations (TTO), a series of MMOT, and TCS, a series of the Trust. Under the Plan, TCS will transfer all or substantially all of its assets to TTO, in exchange for Cash II Shares of TTO (the “Reorganization”). TTO is expected to be the accounting survivor in the Reorganization. Cash II Shares of TTO will be distributed pro rata by TCS to its shareholders in complete liquidation and termination of TCS. As a result of the Reorganization, each shareholder holding shares of TCS's undesignated class of shares will become the shareholder of Cash II Shares of TTO, having a total net asset value (NAV) equal to the total NAV of the shareholder's holdings in TCS on the date of the Reorganization (the “Closing Date”). TCS and TTO are both money market mutual funds that are subject to Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”), the regulation that governs money market mutual funds. For purposes of this Prospectus/Information Statement, TCS and TTO may be referred to individually, as applicable, as a “Fund” and, together, as the “Funds.”
The Boards of Directors/Trustees, including a majority of the “non-interested” directors/trustees (as that term is defined under the 1940 Act) of each of TCS and TTO (each, the “Board” and together, the “Boards”) have determined that the Reorganization is in the best interests of each Fund and that interests of the existing shareholders of each Fund will not be diluted as a result of the Reorganization. Information on the rationale for the Reorganization is included in this Prospectus/Information Statement in the section entitled “Summary—Reasons for the Proposed Reorganization.” The Reorganization is not required to be approved by the shareholders of the Funds pursuant to Rule 17a-8 of the 1940 Act. Accordingly, shareholders of TCS are not being asked to vote on or approve the Reorganization or the Plan.
The Reorganization is expected to be a tax-free reorganization for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the “Code”). For information on the tax consequences of the Reorganization, see the sections entitled “Summary—Tax Consequences” and “Information about the Reorganization—Federal Income Tax Consequences” in this Prospectus/Information Statement.
Both TCS and TTO are money market mutual funds that seek to maintain a NAV of $1.00 per Share. The investment objective of TCS is current income consistent with stability of principal and liquidity. The investment objective for TTO is to provide stability of principal and current income consistent with stability of principal. For a detailed comparison of the investment objectives, policies, limitations and risks of TCS with those of TTO, see the section entitled “Summary—Comparison of Investment Objectives, Policies and Risks” in this Prospectus/Information Statement.

This Prospectus/Information Statement should be retained for future reference. It sets forth concisely the information about the Funds that a prospective investor should know before investing. The Statement of Additional Information dated October 28, 2015, relating to this Prospectus/Information Statement contains additional information and has been filed by TTO with the Securities and Exchange Commission (SEC) and is incorporated herein by reference. In addition, each of the following documents is incorporated by reference (legally considered to be part of the Prospectus/Information Statement):
1. Statement of Additional Information for TTO Cash II Shares dated June 2, 2015 (File Nos. 33-31602 and 811-5950);
2. Prospectus for TCS dated July 31, 2015 (File Nos. 33-29838 and 811-5843);
3. Statement of Additional Information for TCS dated July 31, 2015 (File Nos. 33-29838 and 811-5843);
4. Annual Report for TCS dated May 31, 2015 (File Nos. 33-29838 and 811-5843);
5. Annual Report for TTO dated July 31, 2015 (File Nos. 33-31602 and 811-5950);
The Board of Directors of the Trust has fixed October 26, 2015 as the Record Date for determination of shareholders receiving this Prospectus/Information Statement. This Prospectus/Information Statement is expected to be sent to shareholders of TCS, on or about November 9, 2015.
Copies of these materials and other information about TCS and TTO may be obtained without charge by writing or calling the Funds at the addresses and telephone numbers shown on the previous page. You can copy and review information about the Funds at the SEC's Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. Reports and other information about TCS and TTO are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request to the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-1520.
Important Notice Regarding the Availability of Registration Materials. This Prospectus/Information Statement is available on the Internet at http://www.federatedinvestors.com/FII/customerservice/accountmanagementhelp/proxyVoting.do?category=Proxy_Voting_and_Statements. On this website, you also will be able to access any amendments or supplements to the foregoing materials that are required to be furnished to shareholders.
SHAREHOLDER APPROVAL IS NOT REQUIRED TO EFFECT THE REORGANIZATION. NO ACTION ON YOUR PART IS REQUIRED TO EFFECT THE REORGANIZATION.
THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/INFORMATION STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS/INFORMATION STATEMENT AND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY REFERENCE AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS.
SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

SUMMARY
This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Information Statement, or incorporated by reference into this Prospectus/Information Statement. A form of the Agreement and Plan of Reorganization (the “Plan”) pursuant to which the reorganization (the “Reorganization”) will be conducted is attached to this Prospectus/Information Statement as Annex A.
Under the Plan, TCS will transfer all, or substantially all, of its assets (except for deferred or prepaid expenses, and amounts reserved for payment of TCS's liabilities and any additional cash received by TCS after the Closing Date in excess of TCS's liabilities recorded on TCS's books on or before the Closing Date that is retained by the Adviser) to TTO in exchange solely for Cash II Shares of TTO. TCS will be required to discharge all of its respective liabilities and obligations prior to consummation of the Reorganization. TTO is expected to be the accounting survivor of the Reorganization. TTO's Cash II Shares will be distributed pro rata by TCS to its shareholders in complete liquidation and termination of TCS. As a result of the Reorganization, each shareholder of TCS's undesignated class of shares will become the shareholder of Cash II Shares of TTO having a total NAV equal to the total NAV of the shareholder's holdings in TCS on the date of the Reorganization (the “Closing Date”).
After the liquidating distribution is made by TCS, TCS will have no shares outstanding. Prior to the Reorganization TCS may dispose of a limited number of securities to better align the portfolios of TCS and TTO. In any event, this disposition of securities is not expected to be material or significant. TCS may incur expenses associated with these transactions, which are not anticipated to be significant. TCS may also stop accepting new investments and purchasing portfolio securities at some time prior to the Closing Date in order to facilitate the transfer of its portfolio securities to TTO as part of the Reorganization. As soon as practicable after the distribution and liquidation of TCS described above, TCS will take steps to wind up its affairs. Following the consummation of the Reorganization and other related reorganizations, the Trust is expected to dissolve and terminate its respective registration statements with the Securities and Exchange Commission (SEC).
The investment adviser for TTO and TCS is Federated Investment Management Company (the “Adviser”).
The Reorganization is expected to be a tax-free Reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). As discussed in more detail below in this Prospectus/Information Statement, the investment objectives of TTO and TCS are substantially similar as each of the Funds seeks to provide current income consistent with stability of principal. The investment strategies for each of the Funds are nearly identical and there are no material differences in the investment limitations for the Funds, with the exception that TTO has adopted a non-fundamental investment policy that it will invest at least 99.5% of its total assets in government securities. There are no material differences in the purchase, redemption and exchange rights and procedures, and dividend and distribution policies, of the Funds, which are also described below in this Prospectus/Information Statement. Also, the principal risks of the Funds are the same. For more information on the comparison of the investment objectives, policies, and risks of TCS and TTO, see the section entitled “Summary- Comparison of Investment Objectives, Policies, Limitations and Risks” in this Prospectus/Information Statement. More information concerning TCS's shares, as compared to TTO's shares, is included in this Prospectus/Information Statement in the sections entitled “Summary – Procedures for Purchasing, Redeeming and Exchanging Shares,” “Summary- Comparative Fee Tables,” and “Information about the Reorganization – Description of TTO's Share Classes and Capitalization.” Shareholders should review this Prospectus/Information Statement carefully for further information on the Funds' objectives, policies and procedures, as well as the tax consequences of the Reorganization and other considerations relating to the Funds and the Reorganization.
The Financial Highlights for TCS and TTO are attached to this Prospectus/Information Statement as Annex B.
For more complete information, please read the Prospectuses of TTO and TCS.
REASONS FOR THE PROPOSED REORGANIZATION
The Boards considered the potential benefits and costs of the Reorganization to TCS and TTO and their respective shareholders. In this regard, the Boards reviewed detailed information comparing each Fund, as described herein.
TCS and TTO are each money market funds that seek to maintain a stable net asset value of $1.00 per share. Each of the Funds has substantially similar investment objectives and investment strategies. However, TTO has lower net expenses on its Cash II Shares as compared to the undesignated shares of TCS. Accordingly, it is anticipated that the Reorganization will provide TCS shareholders with a fund that offers similar investment objectives and strategies with lower net expenses than currently offered by TCS. The Board of TCS, including a majority of the directors who are “non-interested” directors within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (“1940 Act”), has determined, pursuant to Rule 17a-8 of the 1940 Act, that participation in the Reorganization is in the best interests of TCS and that the interests of the existing shareholders of TCS will not be diluted as a result of the Reorganization. The Board of TTO likewise approved the Reorganization on behalf of TTO. Pursuant to Rule 17a-8 of the 1940 Act, the Board of TTO, including a majority of the trustees who are “non-interested” trustees within the meaning of Section 2(a)(19) of the 1940 Act, determined that the Reorganization is in the best interest of TTO and its shareholders, and that the interests of the existing TTO shareholders would not be diluted as a result of the Reorganization.
In considering whether to approve the Reorganization, and reaching the above conclusions, the Board of each Fund took into consideration a number of factors, including:
•	TCS and TTO have substantially similar investment objectives and primary investment strategies;
•	A comparison of the expenses of TCS and TTO, including the lower net expenses of TTO compared to the expenses of TCS;
•	The fact that it is expected that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes (and that the Funds will receive an opinion of counsel to this effect);
•	That TTO is expected to benefit from the increase in its assets following the Reorganization resulting in a larger, more viable fund with potential for greater efficiencies and investment opportunities;
•	That there will be no dilution to shareholders in the transaction, because each TCS shareholder will become the owner of shares of TTO having a total net asset value equal to the total net asset value of his or her holdings in TCS on the date of the Reorganization; and
•	That TTO's performance is generally competitive with that of TCS, and there is no anticipated decline in services to GCS shareholders as a result of the Reorganization.
With respect to Reorganization-related expenses, the Board of each Fund considered that:
•	TTO will pay registration fees, with respect to securities issued pursuant to the Reorganization, on an as incurred basis;
•	TCS will pay direct proxy expenses associated with the Reorganization estimated at approximately $127,171 provided that TTO will pay registration fees with respect to securities issued pursuant to the Reorganization on an as-incurred basis; and
•	Given the waiver positions of TCS and TTO and the fact that TCS and TTO are being operated at the applicable voluntary expense caps, the Adviser expects that the Adviser and its affiliates will indirectly pay some or all of the expenses that TCS and TTO are being asked to pay.
In sum, TCS shareholders will be receiving shares in a more viable fund with share class net expense ratios below TCS's share class net expense ratios. Further, shareholders of TCS will be receiving shares of a fund which it's the Adviser believes would be better suited to meet investor demands in response to the implementation of the amendments to the requirements of Rule 2a-7 under the 1940 Act, which governs money market funds. TCS shareholders also will be receiving shares of TTO in a Reorganization transaction that is intended to be tax-free and therefore will experience a more preferable tax result as compared to a liquidation of TCS. In anticipation of this reorganization, the Adviser has recommended and the Board on behalf of TTO has approved certain policies in response to the implementation of the amendments to the requirements of Rule 2a-7 under the 1940 Act. Among these, the Board has approved a non-fundamental investment policy necessary for TTO to qualify as a government money market fund. “Government money market funds” are required to invest at least 99.5% of their total assets in: (i) cash; (ii) securities issued or guaranteed by the United States or certain U.S. government agencies or instrumentalities; and/or (iii) repurchase agreements that are collateralized fully, and are exempt from requirements that permit money market funds to impose a liquidity fee and/or temporary redemption gates.
TTO has not elected to be subject to the liquidity fees and gates requirement at this time. Similar policies have not been adopted by TCS.
Given the above factors, the Adviser believes that the bulk of the benefits of the Reorganization favor TCS and its shareholders, as opposed to the Adviser and its affiliates, and that, in this instance, the proposed allocation of expenses is reasonable and appropriate, and does not result in unfair dilution or TCS bearing the cost of a transaction where a greater benefit will accrue to another person (such as the Adviser and its affiliates). Based on the information and considerations described above and otherwise in this Prospectus/Information Statement, the Board approved the Reorganization and the Plan on May 14, 2015.

TAX CONSEQUENCES
Tax-Free Reorganization Under The Code
As a condition to the Reorganization, TCS and TTO will each receive an opinion of counsel that the Reorganization will be considered a tax-free “reorganization” under applicable provisions of the Code, so that no gain or loss will be recognized directly as a result of the Reorganization by either Fund or by TCS's shareholders. The tax basis of the shares of TTO received by the TCS shareholders will be the same as the tax basis of their shares in TCS. Prior to the Reorganization, TCS will distribute to shareholders any previously undistributed ordinary income and net capital gains accumulated prior to the Reorganization. Any such distributions will be taxable to TCS shareholders. For further discussion, see “Information About the Reorganization—Federal Income Tax Consequences.”
Distributions and the Treatment of Capital Loss Carryforwards and Realized Gains
As noted above, shareholders generally will not incur capital gains or losses on the exchange of shares of TCS for shares of TTO as a result of the Reorganization. However, shareholders may incur capital gains or losses if they sell their shares of TCS before the Reorganization becomes effective or sell/exchange their shares of TTO after the Reorganization becomes effective. Shareholders also will be responsible for tax obligations associated with monthly, periodic or other dividend or capital gains distributions that occur prior to and after the Reorganization.
For example, shareholders will be responsible for any taxes payable in connection with taxable distributions made, if any, by TCS immediately prior to the Reorganization. These distributions may include capital gains realized on dispositions of portfolio securities in the ordinary course of business or in connection with the Reorganization. Prior to the Reorganization, the Adviser to TCS may dispose of a limited number of securities to better align the portfolios of TCS and TTO. The disposition of securities is not expected to be material or significant. It is anticipated that TCS will transfer most, if not all, of its portfolio to TTO pursuant to the Reorganization. As of the Closing Date, if any such dispositions of portfolio securities from the portfolio of TCS result in TCS having a net capital gain, such capital gain will be distributed to shareholders as a taxable distribution prior to the Reorganization being consummated. Brokerage costs incurred in connection with the Reorganization and the repositioning of TCS's portfolio are expected to be minimal or non-existent.
As of May 31, 2015, its last fiscal year end for which audited financial statements are available, TCS had no capital loss carryforwards. As of July 31, 2015, TCS did not have any estimated year-to-date realized gains or losses nor any unrealized gains or losses. In comparison, TTO did not have any capital loss carryforwards as of July 31, 2015, its last fiscal year for which audited financial statements are available. To the extent that TCS would be in a realized net capital gain position prior to the Reorganization, TCS would make distributions of the capital gains (as well as any other required distributions) prior to the Reorganization being consummated. Capital gains distributed by TCS in connection with the Reorganization are expected to be minimal.
Shareholders of TCS should consult their tax advisors regarding the federal, state and local tax treatment and implications of the Reorganization in light of their individual circumstances.
COMPARISON OF INVESTMENT OBJECTIVES, POLICIES, LIMITATIONS AND RISKS
This section will help you compare the investment objectives, policies, limitations and risks of TCS and TTO. Overall the investment objectives, strategies and risks of the Funds are substantially similar. In addition, TCS and TTO have identical investment limitations. Each Fund will invest its assets so that at least 80% of its net assets (plus any borrowings for investment purposes) will be invested in U.S. Treasury investments. Effective September 30, 2015, TTO will also invest its assets so that at least 99.5% of its total assets are invested in government securities. If TCS were not reorganizing into TTO, it is expected that TCS would consider implementing a similar non-fundamental investment policy pursuant to which it would invest its assets so that at least 99.5% of its total assets would be invested in government securities.
Please be aware that the foregoing is only a summary, and this section is only a brief discussion. More complete information may be found in each Fund's Prospectus and Statement of Additional Information.
INVESTMENT OBJECTIVES AND POLICIES
TTO and TCS
The investment objective of TTO is to provide stability of principal and current income consistent with stability of principal. The investment objective of TCS is current income consistent with stability of principal and liquidity. Each Fund is also a money market fund that seeks to maintain a stable NAV of $1.00 per share. There is no guarantee that either Fund's objective will be obtained.

Each Fund invests in a portfolio of U.S. Treasury securities maturing in 397 days or less, as well as repurchase agreements collateralized fully by either U.S. Treasury securities (TCS) or by U.S. Treasury and government securities (TTO). The Funds may also hold cash.
TTO defines “U.S. Treasury obligations” as those instruments which are issued or guaranteed as to principal and interest by the U.S. Treasury and therefore constitute obligations of the United States of America. U.S. Treasury obligations include such instruments as: (i) U.S. Treasury bills, notes and bonds; and (ii) instruments of the Export-Import Bank of the U.S., the General Services Administration, the Small Business Administration and the Washington Metropolitan Area Transit Authority, maturing in thirteen months or less from the date of acquisition or purchased pursuant to repurchase agreements which provide for repurchase by the seller within thirteen months from the date of acquisition. TTO may also purchase U.S. Treasury obligations on a when-issued or delayed delivery basis.
The Adviser targets a dollar-weighted average portfolio maturity (DWAM) range based upon its interest rate outlook. The Adviser formulates its interest rate outlook by analyzing a variety of factors, such as:
•	current U.S. economic activity and the economic outlook;
•	current short-term interest rates;
•	the Federal Reserve Board's policies regarding short-term interest rates; and
•	the potential effects of foreign economic activity on U.S. short-term interest rates.
The Adviser generally shortens each Fund's portfolio's DWAM when it expects interest rates to rise and extends the DWAM when it expects interest rates to fall. This strategy seeks to enhance the returns from favorable interest rate changes and reduce the effect of unfavorable changes. The Adviser selects securities used to shorten or extend each portfolio's DWAM by comparing the returns currently offered by different investments to their historical and expected returns.
Each Fund will: (1) maintain a DWAM of 60 days or less; and (2) maintain a weighted average life (WAL) of 120 days or less. Certain of the securities in which each Fund invests may pay interest at a rate that is periodically adjusted (“Adjustable Rate Securities”). For purposes of calculating DWAM, the maturity of an Adjustable Rate Security generally will be the period remaining until its next interest rate adjustment. For purposes of calculating WAL, the maturity of an Adjustable Rate Security will be its stated final maturity, without regard to interest rate adjustments; accordingly, the 120-day WAL limitation could serve to limit each Fund's ability to invest in Adjustable Rate Securities.
Each Fund will invest its assets so that at least 80% of its net assets (plus any borrowings for investment purposes) are invested in U.S. Treasury investments. Effective September 30, 2015 and in accordance with new amendments to Rule 2a-7 under the 1940 Act, TTO will also invest its assets so that at least 99.5% of its total assets are invested in government securities. TCS and TTO will notify shareholders at least 60 days in advance of any change in its investment policy that would enable either Fund to normally invest less than 80% of its total assets in U.S. Treasury investments or less than 99.5% of TTO's total assets in government securities.
TTO will operate as a “government money market fund,” as such term is defined in or interpreted under Rule 2a-7under the Investment Company Act of 1940, as amended (the “1940 Act”). “Government money market funds” are required to invest at least 99.5% of their total assets in: (i) cash; (ii) securities issued or guaranteed by the United States or certain U.S. government agencies or instrumentalities; and/or (iii) repurchase agreements that are collateralized fully, and are exempt from requirements that permit money market funds to impose a liquidity fee and/or temporary redemption gates.
INDUSTRY CONCENTRATION
Neither Fund will make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry.
TEMPORARY CASH POSITIONS
Each Fund may temporarily depart from their principal investment strategies by holding cash. It may do this in response to unusual circumstances, such as: adverse market, economic or other conditions (for example, during periods when there is a shortage of appropriate securities); to maintain liquidity to meet shareholder redemptions; or to accommodate cash inflows. Such temporary cash positions could affect each Fund's investment returns and/or each Fund's ability to achieve its investment objective.

COMPARISON OF RISKS
Because TCS and TTO have substantially similar investment objectives and policies, their principal risks are also the same. All mutual funds take investment risks. Therefore, even though the Funds are money market funds that seek to maintain a stable NAV, it is possible to lose money by investing in the Funds. An investment in the Funds is not insured or guaranteed by the FDIC or any other government agency. Although each Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
The primary factors that may negatively impact each Fund's ability to maintain a stable NAV, delay the payment of redemptions by the Fund, or reduce each Fund's daily dividends include:
•	Issuer Credit Risk. It is possible that interest or principal on securities will not be paid when due. Money market funds try to minimize this risk by purchasing higher-quality securities.
•	Counterparty Credit Risk. A party to a transaction involving a Fund may fail to meet its obligations. This could cause the Fund to lose money or to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategies.
•	Risk Associated with Investing Share Purchase Proceeds. On days during which there are net purchases of Fund Shares, each Fund must invest the proceeds at prevailing market yields or hold cash. If a Fund holds cash, or if the yield of the securities purchased is less than that of the securities already in the portfolio, the Fund's yield will likely decrease. Conversely, net purchases on days on which short-term yields rise will likely cause the Fund's yield to increase. In the event of significant changes in short-term yields or significant net purchases, each Fund retains the discretion to close to new investments. However, the Funds are not required to close, and no assurance can be given that this will be done in any given circumstance.
•	Risk Associated with use of Amortized Cost. In the unlikely event that each Fund's Board were to determine, pursuant to Rule 2a-7, that the extent of the deviation between the Fund's amortized cost per Share and its market-based NAV per Share may result in material dilution or other unfair results to shareholders, the Board will cause the Fund to take such action as it deems appropriate to eliminate or reduce to the extent practicable such dilution or unfair results.
•	Additional Factors Affecting Yield. There is no guarantee that a Fund will provide a certain level of income or that any such income will exceed the rate of inflation. Further, each Fund's yield will vary.
•	Risk Related to the Economy. The value of a Fund's portfolio may decline in tandem with a drop in one or more markets in which the Fund invests. Economic, political and financial conditions may, from time to time, cause a Fund to experience volatility, illiquidity, shareholder redemptions or other potentially adverse effects.
•	Regulatory Reform Risk. Changes in the laws and regulations applicable to and governing money market funds, such as Rule 2a-7 under the 1940 Act, can impact the Funds. On July 23, 2014, the SEC voted to amend Rule 2a-7 and other rules and forms related to money market funds. These amendments may affect the manner in which the Fund is structured and operated, as well as the Fund's expenses and returns. Compliance with many of these amendments will be required on October 14, 2016, two years after the effective date for the amendments. U.S. government money market funds are exempt from a number of changes required by these amendments. As a result of these amendments, a Fund may be required to take certain steps that impact the Fund and the precise nature of such impact has not yet been determined.
•	Technology Risk. The Adviser uses various technologies in managing the Funds, consistent with its investment objective and strategy described in this Prospectus/Information Statement. For example, proprietary and third-party data and systems are utilized to support decision making for the Funds. Data imprecision, software or other technology malfunctions, programming inaccuracies and similar circumstances may impair the performance of these systems, which may negatively affect Fund performance.
COMPARISON OF INVESTMENT LIMITATIONS
Each Fund has fundamental investment limitations which cannot be changed without shareholder approval. Each Fund also has non-fundamental investment limitations which may be changed by the relevant Fund's board without shareholder approval.

The fundamental investment limitations of TCS and TTO are substantially similar; however, TTO has adopted a non-fundamental investment policy that it will invest at least 99.5% of its total assets in government securities. If TCS were not reorganizing into TTO, it is expected that TCS would consider implementing a similar non-fundamental investment policy pursuant to which it would invest its assets so that at least 99.5% of its total assets would be invested in government securities.
The following chart compares the fundamental and non-fundamental limitations of TTO and TCS.
TTO	TCS
Lending (Fundamental)
The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.	Lending (Fundamental) Same
Borrowing Money (Fundamental)
The Fund will not borrow money except as a temporary measure for extraordinary or emergency purposes and then: (a) only in amounts not in excess of 5% of the value of its total assets; (b) in an amount up to one-third of the value of its total assets including the amount borrowed, in order to meet redemption requests without immediately selling any portfolio instruments (any such borrowings under this section will not be collateralized). This borrowing provision is not for investment leverage but solely to facilitate management of the portfolio by enabling the Fund to meet redemption requests where liquidation of portfolio instruments is deemed to be inconvenient or disadvantageous. Interest paid by the Fund on borrowed funds will not be available for investment.	Borrowing Money and Issuing Senior Securities (Fundamental) The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act.
Issuing Senior Securities (Fundamental)
The Fund may issue senior securities to the maximum extent: (1) permitted under the 1940 Act; and (2) consistent with the Fund's investment limitations set forth herein.	Borrowing Money and Issuing Senior Securities (Fundamental) See description above.
Diversification (Fundamental) The Fund is a “diversified company” within the meaning of the 1940 Act and any rules, regulations, or interpretations thereunder.	Diversification (Fundamental)
With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash, cash items, or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies) if, as a result, more than5% of the value of its total assets would be invested in the securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer.
Underwriting (Fundamental)
The Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies and limitations.	Underwriting (Fundamental)
The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.
Investing in Real Estate (Fundamental)
The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.	Investing in Real Estate (Fundamental) Same
Investing in Commodities (Fundamental)The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities.	Investing in Commodities (Fundamental) Same
Concentration (Fundamental)
The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry.	Concentration (Fundamental) Same

TTO	TCS
Purchases on Margin (Non-Fundamental)
The Fund will not purchase any portfolio instruments on margin but may obtain such short-term credits as may be necessary for clearance of purchases and sales of portfolio instruments.	Purchases on Margin (Non-Fundamental)
The Fund will purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities.
Selling Short (Non-Fundamental) The Fund will not sell any portfolio instruments short.	No corresponding policy
Pledging Assets (Non-Fundamental)
The Fund will not mortgage, pledge or hypothecate assets except as necessary to secure permitted borrowings. In those cases, it may pledge assets having a market value not exceeding the lesser of the dollar amounts borrowed or 10% of the value of the total assets at the time of the pledge.	Pledging Assets (Non-Fundamental)
The Fund will not mortgage, pledge or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.
Illiquid Securities (Non-Fundamental)
The Fund will not acquire securities that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value ascribed to them by the Fund if, immediately after the acquisition, the Fund would have invested more than 5% of its total assets in such securities.	Illiquid Securities (Non-Fundamental) Same
Names Rule Policy (Non-Fundamental)
The Fund will invest its assets so that at least 80% of its net assets (plus any borrowings for investment purposes) are invested in U.S. Treasury investments. The Fund will notify shareholders at least 60 days in advance of any change in its investment policy that would enable the Fund to invest, under normal circumstances, less than 80% of its net assets (plus any borrowings for investment purposes) in U.S. Treasury investments.	Names Rule Policy (Non-Fundamental)
Because the Fund refers to Treasury investments in its name, the SEC requires the Fund to notify shareholders at least 60 days in advance of any change in its investment policies that would enable the Fund to normally invest less than 80% of its assets (plus any borrowings for investment purposes) in Treasury investments.
Additional Non-Fundamental Investment Policy (Non-Fundamental)
The Fund will operate as a “government money market fund,” as such term is defined in or interpreted under Rule 2a-7 under the 1940 Act. “Government money market funds” are required to invest at least 99.5% of their total assets in (i) cash, (ii) securities issued or guaranteed by the United States or certain U.S. government agencies or instrumentalities and/or (iii) repurchase agreements that are collateralized fully, and are exempt from requirements that permit money market funds to impose a liquidity fee and/or temporary redemption gates.	No corresponding policy
Additional Information
The SAIs for TCS and TTO include the additional information concerning their fundamental and non-fundamental limitations:
Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such limitation.
Regulatory Compliance
TCS and TTO have the following policy related to Regulatory Compliance:
The Fund may follow non-fundamental operational policies that are more restrictive than its fundamental investment limitations, as set forth in the applicable Prospectuses and SAIs, in order to comply with applicable laws and regulations, including the provisions of and regulations under the 1940 Act. In particular, the Fund will comply with the various requirements of Rule 2a-7, which regulates money market mutual funds. The Fund may change these operational policies to reflect changes in the laws and regulations without the approval of their shareholders.
PROCEDURES FOR PURCHASING, REDEEMING AND EXCHANGING SHARES
The procedures for purchasing, redeeming and exchanging shares of TCS are substantially similar to those for purchasing, redeeming and exchanging shares of TTO. See the section entitled “Purchase, Redemption and Exchange Procedures” below for more information regarding these procedures.
COMPARATIVE FEE TABLES
Like all mutual funds, each Fund incurs certain expenses in its operations. These expenses may include management fees, as well as the cost of maintaining accounts, administration, providing shareholder liaison and distribution services and other activities.
You will not pay any sales charges in connection with the Reorganization.

Set forth in the tables below is information regarding the fees and expenses incurred by the Cash II Shares of TTO, the undesignated shares of TCS and the anticipated pro forma fees for the Cash II Shares of TTO after giving effect to the Reorganization. It is anticipated that TTO will be the accounting survivor after the Reorganization.
Federated TREASURY CASH SERIES–Federated TRUST FOR U.S. TREASURY OBLIGATIONS – CASH II SHARES
Fees and Expenses
This table describes (1) the fees and expenses for Federated Treasury Cash Series for the current fiscal year; (2) the fees and expenses for the Cash II Shares (CII) of Federated Trust for U.S. Treasury Obligations for the current fiscal year; and (3) the pro forma fees and expenses of the Cash II Shares (CII) of Federated Trust for U.S. Treasury Obligations on a combined basis after giving effect to the Reorganization.5
Shareholder Fees	Federated Treasury Cash Series (FYE 5/31)	Federated Trust for U.S. Treasury Obligations - CII (FYE 7/31)	Federated Trust for U.S. Treasury Obligations - CII Pro Forma Combined (FYE 7/31)
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee	0.50%	0.20%	0.20%
Distribution (12b-1) Fee[4]	0.35%	0.35%	0.35%
Other Expenses	0.48%	0.61%[1]	0.47%[1]
Total Annual Fund Operating Expenses	1.33%	1.16%	1.02%
Fee Waivers and/or Expense Reimbursements	(0.28%)[2]	(0.26%)[3]	(0.12%)[3]
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.05%	0.90%	0.90%
1	Because Federated Trust for U.S. Treasury Obligations Fund's Cash II Shares are new, “Other Expenses” are based on estimated amounts for the current fiscal year.
2	Federated Treasury Cash Series' Adviser and certain of its affiliates on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (excluding acquired fund fees and expenses, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund (after the voluntary waivers and/or reimbursements) will not exceed 1.05% (the “Fee Limit”) up to but not including the later of (the “Termination Date”): (a) August 1, 2016, or (b) the date of the Fund's next effective prospectus. While the Fund's Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Fund's Board of Directors.
3	Federated Trust for U.S Treasury Obligation's Adviser and certain of its affiliates on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (excluding acquired fund fees and expenses, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund's CII (after the voluntary waivers and/or reimbursements) will not exceed 0.90% (the “Fee Limit”) up to but not including the later of (the “Termination Date”): (a) July 1, 2016, or (b) the date of the Fund's next effective prospectus. While the Fund's Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Fund's Board of Trustees. If this reorganization is approved, the Termination Date will be extended to up to, but not including the later of (a) January 1, 2017 or (b) the date of the Fund's next effective Prospectus.
4	Federated Treasury Cash Series has a “reimbursement-type” Rule 12b-1 Plan and for the prior three fiscal years has accrued such fees in an annual amount of 0.10%. Federated Trust for U.S. Treasury Obligations has a “compensation-type” Rule 12b-1 Plan and accordingly, absent any fee waivers, will accrue such fees in an annual amount of 0.35%. For information regarding each Fund's Rule 12b-1 Plans see “ADVISORY FEES, SERVICE FEES, SHAREHOLDER FEES AND OTHER EXPENSES–Rule 12b-1 Fees.”
5	TCS will pay the direct proxy expenses associated with the Reorganization estimated at approximately $127,171; provided that TTO will pay registration fees with respect to securities issued pursuant to the Reorganization, on an as-incurred basis.
Example
This example is intended to help you compare the cost of investing in the indicated funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Funds' shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the each fund's shares operating expenses are as shown in the table above and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Federated Treasury Cash Series	$135	$421	$729	$1,601
Federated Trust for U.S. Treasury Obligations - CII	$118	$368	$638	$1,409
Federated Trust for U.S. Treasury Obligations - CII, Pro Forma Combined	$104	$325	$563	$1,248
COMPARISON OF POTENTIAL RISKS AND RETURNS: PERFORMANCE INFORMATION
The performance information shown below will help you analyze TCS's and TTO's investment risks in light of their historical returns. The bar charts compare the potential risks and returns of investing in each Fund. The bar charts provide an indication of the risks of investing in each Fund by showing the variability of each Fund's Share Class performance on a calendar year-to-year basis. The average annual total return tables show returns averaged over the stated periods for the calendar period ended December 31, 2014.
Federated Treasury Cash Series
Risk/Return Bar Chart
The bar chart and performance table shown below reflect historical performance data for the Fund and are intended to help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's Shares total returns on a calendar year-by-year basis. The Average Annual Total Return Table shows returns averaged over the stated periods. The Fund's performance will fluctuate, and past performance (before and after taxes) is not necessarily an indication of future results. Updated performance information for the Fund is available under the “Products” section at FederatedInvestors.com or by calling 1-800-341-7400.
The Fund's total return for the six-month period from January 1, 2015 to June 30, 2015, was 0.00%.
Within the periods shown in the bar chart, the Fund's highest quarterly return was 1.07% (quarter ended December 31, 2006). Its lowest quarterly return was 0.00% (quarter ended December 31, 2014).
Average Annual Total Return Table
The following table represents TCS's Average Annual Total Returns for the calendar period ended December 31, 2014.
Calendar Period	Fund
1 Year	0.00%
5 Years	0.00%
10 Years	1.09%
The Fund's 7-Day Net Yield as of December 31, 2014, was 0.00%. You may go to FederatedInvestors.com or call the Fund at 1-800-341-7400 for the current 7-Day Net Yield.

Federated Trust for U.S. Treasury Obligations–Cash II Shares
The total returns shown below are for an existing class of shares, Institutional Shares (IS), offered by Federated Trust for U.S. Treasury Obligations. The total returns for the IS class are disclosed below because the Cash II Shares did not commence operations until June 2, 2015. The total returns for the IS class would be substantially similar to the annual returns for the Cash II Shares over the same period and would differ only to the extent that the two classes do not have the same expenses. It is anticipated that the expenses of the Cash II Shares will be higher than those of the IS Class, accordingly, the performance of the CII Shares is anticipated to be lower than the performance of the IS Class. The bar chart and performance table below reflect historical performance data for the Fund and are intended to help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's IS Class total returns on a calendar year-by-year basis. The Average Annual Total Return Table shows returns averaged over the stated periods. The Fund's performance will fluctuate, and past performance (before and after taxes) is not necessarily an indication of future results. Updated performance information for the Fund is available under the “Products” section at FederatedInvestors.com or by calling 1-800-341-7400.
Risk/Return Bar Chart
The Fund's total return for the six-month period from January 1, 2015 to June 30, 2015, was 0.00%.
Within the periods shown in the bar chart, the Fund's highest quarterly return was 1.22% (quarter ended December 31, 2006). Its lowest quarterly return was 0.00% (quarter ended December 31, 2014).
Average Annual Total Return Table
The following table represents the Fund's Average Annual Total Returns for the calendar period ended December 31, 2014.
Calendar Period	Fund
1 Year	0.00%
5 Years	0.00%
10 Years	1.32%
The Fund's IS class 7-Day Net Yield as of December 31, 2014, was 0.00%. You may go to FederatedInvestors.com or call the Fund at 1-800-341-7400 for the current 7-Day Net Yield.
Financial Highlights (See Annex B of this Prospectus/Information Statement)
The Financial Highlights for TCS and TTO are included as Annex B to this Prospectus/Information Statement. The Financial Highlights will help you understand each Fund's financial performance for its past five fiscal years. Some of the information is presented on a per-share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of any dividends and capital gains.
The fiscal year end of TTO is July 31. The Financial Highlights information shown in Annex B for the TTO Institutional Shares is for illustrative purposes only. Please note, however, that the Institutional Shares are subject to different fees and expenses than the TTO Cash II Shares, and therefore the financial performance is expected to differ accordingly.
For TCS, the information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund's audited financial statements is included in the Annual Report.

For TTO, the information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund's audited financial statements is included in the Annual Report.
INVESTMENT ADVISER
The Board of the Trust governs TCS and the Board of MMOT governs TTO. The Boards select and oversee the Adviser, which serves as the investment adviser to both TCS and TTO. The Adviser manages the Funds' assets, including buying and selling portfolio securities. Federated Advisory Services Company (FASC), an affiliate of the Adviser, provides certain support services to the Adviser. The fee for these services is paid by the Adviser and not by TCS and TTO. The address of the Adviser and FASC is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.
The Adviser and other subsidiaries of Federated advise approximately 131 equity, fixed-income and money market mutual funds as well as a variety of other pooled investment vehicles, private investment companies and customized separately managed accounts (including non-U.S./offshore funds) which totaled approximately $362.9 billion in assets under management as of December 31, 2014. Federated was established in 1955 and is one of the largest investment managers in the United States with approximately 1,400 employees. Federated provides investment products to approximately 7,700 investment professionals and institutions.
The Adviser advises approximately 98 fixed-income and money market mutual funds (including sub-advised funds) and private investment companies, which totaled approximately $244.0 billion in assets as of December 31, 2014.
ADVISORY FEES, SERVICE FEES, SHAREHOLDER FEES AND OTHER EXPENSES
TCS and TTO pay certain affiliated and non-affiliated service providers fees as described below. The Funds and their affiliated service providers may also pay fees as described below to certain affiliates or to financial intermediaries (such as broker-dealers, banks, investment advisers or third-party administrators) whose customers are shareholders of the Funds. For additional information regarding the fees paid by the Funds, please see the section entitled “Summary—Comparative Fee Tables” in this Prospectus/Information Statement.
Investment Advisory Fees
TCS's and TTO's investment advisory contracts provide for payment to the Adviser of an annual investment advisory fee of 0.50% and 0.20% of TCS's and TTO's average daily net assets, respectively. The Adviser may voluntarily waive a portion of its fee or reimburse TCS and TTO for certain operating expenses. The Adviser and its affiliates have also agreed to certain “Fee Limits” as described in the footnote to the “Fees and Example” tables found in the “Comparative Fee Tables” section of this Prospectus/Information Statement. A discussion of the Board's review of each Fund's investment advisory contract is available in TCS's annual and semi-annual shareholder reports for the periods ended May 31 and November 30, respectively, and in TTO's annual and semi-annual shareholder reports for the periods ended July 31 and January 31, respectively.
Administrative Fees
Federated Administrative Services (FAS), a subsidiary of Federated, provides administrative personnel and services, including certain legal, compliance, recordkeeping and financial reporting services (“Administrative Services”), necessary for the operation of the Funds. FAS provides Administrative Services for a fee based on the average aggregate daily net assets of the Funds and most of the other Federated funds advised by the Adviser or its affiliates. The rate charged by FAS is based on a scale that ranges from 0.150% on the first $5 billion of average aggregate daily nets assets to 0.075% on assets over $20 billion. FAS is also entitled to reimbursement for certain out-of-pocket expenses incurred in providing Administrative Services to the Funds.
Rule 12b-1 Fees
The respective Boards have adopted a Rule 12b-1 Plan, which allows payment of marketing fees of up to 0.35% of average net assets to Federated Securities Corp. (the “Distributor”) for the sale, distribution, administration and customer servicing of TCS's shares and TTO's Cash II Shares, respectively. When the Distributor receives the Rule 12b-1 Fees, it may pay some or all of them to financial intermediaries whose customers purchase Fund shares. Because these shares pay marketing fees on an ongoing basis, your investment cost may be higher over time than other shares with different marketing fees.

Service Fees
The Funds may pay Service Fees of up to 0.25% of their respective average net assets to financial intermediaries or to Federated Shareholder Services Company (FSSC), a subsidiary of Federated, for providing services to shareholders and maintaining shareholder accounts. Intermediaries that receive Service Fees may include a company affiliated with management of Federated. If a financial intermediary receives Service Fees on an account, it is not eligible to also receive Account Administration Fees on that same account.
Account Administration Fees
The Funds may pay Account Administration Fees of up to 0.25% of their respective average net assets to banks that are not registered as broker-dealers or investment advisers for providing administrative services to the Funds and their shareholders. If a financial intermediary receives Account Administration Fees on an account, it is not eligible to also receive Service Fees or Recordkeeping Fees on that same account.
Recordkeeping Fees
Each Fund may pay Recordkeeping Fees on an average-net-assets basis or on a per-account-per-year basis to financial intermediaries for providing recordkeeping services to each Fund and its shareholders. If a financial intermediary receives Recordkeeping Fees on an account, it is not eligible to also receive Account Administration Fees or Networking Fees on that same account.
Networking Fees
Each Fund may reimburse Networking Fees on a per-account-per-year basis to financial intermediaries for providing administrative services to each Fund and its shareholders on certain non-omnibus accounts. If a financial intermediary receives Networking Fees on an account, it is not eligible to also receive Recordkeeping Fees on that same account.
Additional Payments to Financial Intermediaries
The Distributor may pay out of its own resources amounts to certain financial intermediaries, including broker-dealers, banks, registered investment advisers, independent financial planners and retirement plan administrators, that that support the sale of Shares or provide services to the Funds' shareholders. The amounts of these payments could be significant, and may create an incentive for the financial intermediary or its employees or associated persons to recommend or sell Shares of a Fund to you. Not all financial intermediaries receive such payments and the amount of compensation may vary by intermediary. In some cases, such payments may be made by or funded from the resources of companies affiliated with the Distributor (including the Adviser). These payments are not reflected in the fees and expenses listed in the fee table section of the relevant Fund's Prospectus and described above because they are not paid by TCS and TTO.
These payments are negotiated and may be based on such factors as the number or value of Shares that the financial intermediary sells or may sell; the value of client assets invested; the level and types of services or support furnished by the financial intermediary; or the Funds' and/or other Federated funds' relationship with the financial intermediary. These payments may be in addition to payments, as described above, made by the Funds to the financial intermediary. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Funds and/or other Federated funds within the financial intermediary's organization by, for example, placement on a list of preferred or recommended funds, and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary's organization. You can ask your financial intermediary for information about any payments it receives from the Distributor or the Funds and any services provided, as well as about fees and/or commissions it charges.
PURCHASE, REDEMPTION AND EXCHANGE PROCEDURES; DIVIDENDS AND DISTRIBUTIONS; TAX INFORMATION; FREQUENT TRADING; PORTFOLIO HOLDINGS DISCLOSURE POLICIES
The transfer agent and dividend-disbursing agent for TCS and TTO is State Street Bank and Trust Company. Procedures for the purchase, redemption and exchange of TCS's shares are the same as those applicable to the purchase, redemption and exchange of TTO's shares. Please see the respective Fund Prospectus for a complete description of the purchase, redemption and exchange procedures applicable to purchases, redemptions and exchanges of TCS's shares and TTO's shares, respectively. Set forth below is a brief description of the significant purchase, redemption and exchange procedures applicable to purchases, redemptions and exchanges of the Funds' shares.

CALCULATION OF NET ASSET VALUE
Each Fund attempts to stabilize the NAV of its Shares at $1.00 by valuing the portfolio securities using the amortized cost method. In addition, for regulatory purposes, each Fund calculates a market-based NAV per Share on a periodic basis. Neither Fund can guarantee that its NAV will always remain at $1.00 per Share. The Funds do not charge a front-end sales charge.
You can purchase, redeem or exchange the Funds' Shares any day the New York Stock Exchange (NYSE) is open (a “Regular Business Day”). You may also be able to purchase any redeem (but not exchange) Funds' Shares on certain days that the NYSE is closed on an unscheduled basis due to unforeseen or emergency circumstances, if the Funds' respective Boards determine to allow Funds' Share transactions on such days (a “Special Trading Day”). If a Fund declares a Special Trading Day, information regarding shareholder trading activities for the Special Trading, such as when NAV, and entitlement to that day's dividend, will be determined) will be available by the calling the Fund at 1-800-341-7400 and will be posted on Federated's website at FederatedInvestors.com. The information set forth in this Prospectus/Information Statement regarding times relevant to NAV determination and dividend entitlement applies only to Regular Business Days. Please note that the times that might be specified for NAV determination and dividend entitlement on a Special Trading Day would not necessarily be the same as set forth in this Prospectus/Information Statement with respect to Regular Business Days. Although Federated will attempt to make such information available in advance of a particular Special Trading Day, given the nature of Special Trading Days, it may not be able to do so until the morning of the Special Trading Day.
When a Fund receives your transaction request in proper form (as described in each Fund's Prospectuses), it is processed at the next determined NAV. For each Fund, NAV is determined at 8:00 a.m., 9:00 a.m., 10:00 a.m., 11:00 a.m., 12:00 p.m., 1:00 p.m., 2:00 p.m., 3:00 p.m. and as of the end of regular trading on the NYSE (normally 4:00 p.m.) Eastern time each day the NYSE is open. The times as of when NAV is determined for both Funds, and when orders must be placed, may be changed as permitted by the SEC.
Purchases
Purchases of the Funds' shares may be made through a financial intermediary, directly from the Fund or through an exchange from another Federated fund that does not have a stated sales charge or contingent deferred shares charge, except Federated Liberty U.S. Government Money Market Trust and Class R Shares. For exchanges, you must meet the minimum initial investment requirements for purchasing shares (if applicable) and both accounts must have identical registrations. Each Fund reserves the right to reject any request to purchase or exchange Shares.
For TCS, the minimum initial investment for its undesignated share class is generally $10,000. The minimum subsequent investment amount is $500. The minimum initial and subsequent investment amounts for Individual Retirement Accounts for TCS are generally $250 and $100, respectively. For TTO's Cash II Shares, the minimum initial investment for Shares is generally $25,000. There is no minimum subsequent investment amount. The minimum initial and subsequent investment amounts for Individual Retirements Accounts for TTO's Cash II Shares are generally $250 and $100, respectively. Once you have opened your account, purchases may also be made by Automated Clearing House (ACH), whereby additional shares are purchased through a depository institution that is an ACH member.
You may purchase Shares through a Systematic Investment Program (SIP). Once you have opened an account, you may automatically purchase additional Shares on a regular basis by completing the SIP section of the New Account Form or by contacting the applicable Fund or your financial intermediary. The minimum investment amount for SIPs is $50.
You may establish Payroll Deduction/Direct Deposit arrangements for investments into TCS and TTO by either calling a Client Service Representative at 1-800-341-7400 or by completing the appropriate form, which is available on FederatedInvestors.com under Customer Service/Account Management Help/Change Account Information. You will receive a confirmation when this service is available.
Shareholders of TCS as of the Closing Date will not be subject to a minimum initial investment amount with respect to the Shares of TTO issued as of the Closing Date as part of the Reorganization only. Such shareholders will be subject to any applicable subsequent investment minimum amounts, as well as to TTO's “Accounts with Low Balances” policy.
Accounts With Low Balances
Federated reserves the right to close accounts if redemptions or exchanges cause the account balance to fall below $25,000, or in the case of IRAs $250, for TTO. For TCS, the thresholds are $10,000, or in the case of IRAs, $250. Before an account is closed, you will be notified and allowed 30 days to purchase additional shares to meet the minimum.

Redemptions and Exchanges
TTO and TCS
Redemptions and exchanges of each Fund may be made through a financial intermediary or directly from TCS and TTO by telephone or by mailing a written request.
The following describes limitations on redemption proceeds which are applicable to both TTO and TCS.
Redemption proceeds will be wired or mailed within one business day after receiving a request in proper form. A Fund may delay the payment of redemption proceeds in the following circumstances:
•	to allow your purchase to clear (as discussed below); or
•	during any period when the Federal Reserve wire or Federal Reserve banks are closed (in which case redemption proceeds will be wired within one business day after the reopening of the Federal Reserve wire or Federal Reserve banks).
In addition, TCS and TTO may suspend redemptions, or delay the payment of redemption proceeds, in the following circumstances:
•	during any period when the NYSE is closed or restricted (in which case redemption proceeds will be wired within one business day after the reopening of the NYSE);
•	during any period in which there are emergency conditions, including, for example: (1) when disposal of the securities owned by each Fund is not reasonably practicable; (2) it is not reasonably practicable for each Fund to fairly determine the net asset value of its shares; or (3) liquidation of each Fund, as provided in Section 22(e), and the rules thereunder, of the Investment Company Act of 1940; or
•	during any period that the SEC may by order permit for your protection.
If you request a redemption of Shares recently purchased by check (including a cashier's check or certified check), money order, bank draft or ACH, your redemption proceeds may not be made available for up to seven calendar days to allow each Fund to collect payment on the instrument used to purchase such Shares. If the purchase instrument does not clear, your purchase order will be canceled and you will be responsible for any losses incurred by each Fund as a result of your canceled order.
You will not accrue interest or dividends on uncashed redemption checks from TCS and TTO if those checks are undeliverable and returned to TCS and TTO.
Shares of each Fund also may be redeemed or exchanged on a regular basis using a systematic withdrawal/exchange program. The minimum amount for all new or revised systematic redemptions or exchanges of Shares is $50 per transaction per fund. Complete the appropriate section of the New Account Form or an Account Service Options Form or contact your financial intermediary or the appropriate Fund. The account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Payments should not be considered yield or income.
Dividends and Capital Gains
TCS and TTO declare any dividends daily and pays them monthly to shareholders.
From time to time, the Funds may realize capital gains or losses. If capital gains or losses were to occur, they could result in an increase or decrease in dividends. The Funds pay any capital gains at least annually and may make such special distributions of dividends and capital gains as may be necessary to meet applicable regulatory requirements. Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments. Dividends may also be reinvested without sales charges in shares of any class of any other Federated fund of which you are already a shareholder.
Important information regarding the Funds' distributions, including the percentage of each Fund's distributions that are attributable to capital gains during the calendar year (if any), is available via the link to the applicable Fund and share class name at www.FederatedInvestors.com/FundInformation.

Small Distributions and Uncashed Checks
Generally, dividend and/or capital gain distributions payable by check in an amount of less than $25 will be automatically reinvested in additional shares. This policy does not apply if you have elected to receive cash distributions that are directly deposited into your bank account via wire or ACH.
Additionally, if one or more dividend or capital gain distribution checks are returned as “undeliverable,” or remain uncashed for 180 days, all subsequent dividend and capital gain distributions will be reinvested in additional shares of the applicable Fund. No interest will accrue on amounts represented by uncashed distribution checks. For questions on whether reinvestment applies to your distributions, please contact a Client Service Representative at 1-800-341-7400..
Tax Information
TCS and TTO send an IRS Form 1099 and an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the applicable Fund. Dividends are taxable at different rates depending on the source of dividend income. Distributions of net short-term capital gains are taxable to you as ordinary income. Distributions of net long-term capital gains are taxable to you as long-term capital gains regardless of how long you have owned your Shares of the applicable Fund.
TCS and TTO fund distributions are expected to be primarily dividends. Redemptions and exchanges are taxable sales. Please consult your tax adviser regarding your federal, state and local tax liability.
Frequent Trading
Given the short-term nature of each Fund's investments and the use of the amortized cost method for calculating the NAV of Fund Shares, the Funds do not anticipate that in the normal case frequent or short-term trading into and out of the Fund will have significant adverse consequences for the Funds and their shareholders. For this reason and because the Funds are intended to be used as a liquid short-term investment, the Funds' Boards have not adopted policies or procedures to monitor or discourage frequent or short-term trading of each Fund's Shares. Regardless of their frequency or short-term nature, purchases and redemptions of Fund Shares can have adverse effects on the management of the Funds' portfolios and their performance.
Other funds in the Federated family of funds may impose monitoring policies. Under normal market conditions, such monitoring policies are designed to protect the funds being monitored and their shareholders, and the operation of such policies and shareholder investments under such monitoring are not expected to have a materially adverse impact on the Federated funds or their shareholders. If you plan to exchange your Fund Shares for shares of another Federated fund, please read the prospectus of that other Federated fund for more information.
Portfolio Holdings Information
The Statements of Additional Information (SAIs) of TCS and TTO contain a description of each Fund's policies and procedures with respect to the disclosure of its portfolio securities. The SAIs are available on Federated's website at FederatedInvestors.com.
INFORMATION ABOUT THE REORGANIZATION
DESCRIPTION OF THE AGREEMENT AND THE PLAN OF REORGANIZATION
The Plan provides for the Reorganization to occur on the Closing Date, which is expected to be on or about December 11, 2015. On the Closing Date, all, or substantially all, of the assets (except for deferred or prepaid expenses, and amounts reserved for payment of TCS's liabilities and any additional cash received by TCS after the Closing Date in excess of TCS's liabilities recorded on TCS's books on or before the Closing Date that is retained by the Adviser) of TCS will be transferred to TTO. In exchange for the transfer of these assets, TTO will simultaneously issue to TCS a number of full and fractional Shares of TTO equal in value to the aggregate NAV of the undesignated Shares of TCS, calculated as of 4:00 p.m. on the Closing Date.

The value of TCS's assets to be acquired by TTO shall be the value of such assets at the Closing on the Closing Date, after the declaration and payment of any dividends and/or other distributions on that date, using available market quotations (or an appropriate substitute that reflects current market conditions) in accordance with Rule 2a-7(c)(7)(ii)(A)(1) (i.e., amortized cost) and in accordance with the valuation procedures established under such rule by TTO's Board. TCS and TTO utilize the same pricing services for securities valuation and the valuation procedures of the TCS and TTO are identical. Consequently, it currently is not anticipated that, under normal circumstances, the use of TTO's valuation procedures will result in any material revaluation of TCS's assets at the time of the Reorganization.
TTO will be the accounting survivor to the Reorganization. TCS will discharge all of its liabilities and obligations prior to consummation of the Reorganization. Following the transfer of its assets in exchange for Cash II Shares of TTO, TCS will distribute Cash II Shares of TTO pro rata to TCS shareholders of record its undesignated shares in complete liquidation of TCS. Shareholders of TCS owning shares on the Closing Date of the Reorganization will receive that number of Shares of TTO having the same aggregate value as the shareholder had in TCS immediately before the Reorganization. This distribution will be accomplished by the establishment of accounts in the names of TCS's shareholders on the share records of TTO's transfer agent. TTO does not issue share certificates to shareholders. Following the consummation of the Reorganization, TCS will then take steps to wind up its affairs and to dissolve. In addition, following the consummation of the Reorganization and other related reorganizations, the Trust is expected to dissolve and terminate its respective registration statements with the SEC.
The transfer of shareholder accounts from TCS to TTO will occur automatically. It is not necessary for TCS shareholders to take any action to effect the transfer. Please do not attempt to make the transfer yourself. If you do so, you may disrupt the management of the Funds' portfolios.
The Plan contains customary representations, warranties and conditions. The Plan provides that the consummation of the Reorganization is conditioned upon, among other things, the receipt by TCS and TTO of an opinion to the effect that the Reorganization will be tax-free to TCS, its shareholders and TTO. The Plan may be terminated if, before the Closing Date, any of the required conditions have not been met, the representations and warranties are not true or the Board determines that the Reorganization is not in the best interests of the shareholders of TCS or TTO, respectively.
Background and Board Considerations Relating to the Reorganization
The Board considered the potential benefits and costs of the Reorganization to TCS and TTO and their respective shareholders. In this regard, the Board reviewed detailed information comparing each Fund, as described herein, and as required by Rule 17a-8 under the 1940 Act. In determining to recommend that participation in the Reorganization is in the best interests of TCS and its shareholders, and in approving the Plan, the Board considered a number of factors, including the following:
•	TTO has gross advisory fees lower than those of TCS.
•	The Adviser believes TTO's performance is generally competitive with that of TCS, and there is no anticipated decline in services to TCS shareholders as a result of the Reorganization. The range and quality of the services that TCS shareholders will receive as shareholders of TTO will be comparable to the range and quality of services that they currently receive – both Funds are managed by the Adviser.
•	The Funds will pay the direct and indirect expenses of the Reorganization (consisting primarily of legal and accounting fees but excluding brokerage fees), except that TCS is being asked to pay the direct proxy expenses (e.g., mailing, processing, tabulation, printing and solicitation costs and expenses) associated with the Reorganization estimated at approximately $127,171; provided that TTO will pay registration fees with respect to securities issued pursuant to the Reorganization on an as-incurred basis.
•	Given the waiver positions of TCS and TTO and the fact that TCS and TTO are being operated at the applicable voluntary expense caps, the Adviser expects that the Adviser and its affiliates will indirectly pay some or all of the expenses that TCS and TTO are being asked to pay.
•	There will be no dilution to shareholders in the transaction, because each TCS shareholder will become the owner of shares of TTO having a total net asset value equal to the total net asset value of his or her holdings in TCS on the date of the Reorganization.

In sum, TCS shareholders will be receiving shares in a more viable fund with share class net expense ratios below TCS's share class net expense ratios. Further, shareholders of TCS will be receiving shares of a fund which its adviser believes would be better suited to meet investor demands in response to the implementation of the amendments to the requirements of Rule 2a-7 under the 1940 Act, which governs money market funds. TCS shareholders also will be receiving shares of TTO in a Reorganization transaction that is intended to be tax-free and therefore will experience a more preferable tax result as compared to a liquidation of TCS.
TTO shareholders will benefit from the increase in its assets (and thus greater purchasing power in the marketplace) resulting from the Reorganization and the pro forma total expenses of TTO are expected to decrease slightly after the Reorganization.
The Adviser and its affiliates will benefit from the Reorganization as a result of the dissolution of TCS (which would eliminate the need to continue to “subsidize” TCS, as well as certain expenses the Adviser incurs in managing two portfolios) and, following the proposed Reorganization, the Adviser will retain TCS's assets under its management. Except for this benefit, the Adviser and its affiliates would not receive a monetary benefit from the Reorganization. In considering this benefit to the Adviser, the Adviser believes consideration should be given to the fact that, instead of reorganizing TCS in the Reorganization which will be beneficial to TTO shareholders, the Adviser and its affiliates could either (A) reduce their voluntary waivers on TTO's share classes or (B) propose to liquidate TCS.
Given the above factors, the Adviser believes that the bulk of the benefits of the Reorganization favor TCS and its shareholders, as opposed to the Adviser and its affiliates, and that, in this instance, the proposed allocation of expenses is reasonable and appropriate, and does not result in unfair dilution or TCS bearing the cost of a transaction where a greater benefit will accrue to another person (such as the Adviser and its affiliates).
Cost of the Reorganization
TCS will pay the direct proxy expenses of the Reorganization, which are estimated to be approximately $127,171; provided, however, that TTO will pay registration fees, with respect to securities issued pursuant to the Reorganization, on an as incurred basis. Given the large waiver positions of TCS and TTO, and the fact that TCS and TTO are being operated at their applicable voluntary expense caps, it is anticipated that the Adviser or its affiliates will indirectly pay some or all of the expenses that TCS and TTO are being asked to bear.
The foregoing brief summary of the Plan is qualified in its entirety by the terms and provisions of the Plan, a copy of which is attached hereto as Annex A and incorporated herein by reference.
DESCRIPTION OF TTO'S SHARE CLASSES AND CAPITALIZATION
The Cash II Shares of TTO to be issued to the shareholders of TCS under the Plan will be fully paid and non-assessable (except as described in TTO's registration statement) when issued, transferable without restriction and will have no preemptive or conversion rights. Please see the Prospectuses of TTO for additional information about Cash II Shares of TTO.
The following table sets forth the unaudited capitalization of TCS's undesignated shares into TTO's Cash II Shares as of July 31, 2015.
Fund	Total Net Assets[1]	Shares Outstanding	Net Asset Value Per Share
Federated Treasury Cash Series	$1,565,409,660	1,565,409,660	$1.00
Federated Trust for U.S. Treasury Obligations–Cash II Shares	$583,810	583,807	$1.00
Federated Trust for U.S. Treasury Obligations, Pro Forma Combined–Cash II Shares	$1,565,993,470	1,565,993,467	$1.00
1	Does not reflect additional $269,336,084 in net assets of Federated Trust for U.S. Treasury Obligations represented by other share classes.
FEDERAL INCOME TAX CONSEQUENCES
As a condition to the Reorganization, each Fund will receive an opinion of counsel to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:
•	the Reorganization as set forth in the Plan will constitute a tax-free reorganization under section 368(a) of the Code, and TCS and TTO each will be a “party to a reorganization” within the meaning of section 368(b) of the Code;
•	no gain or loss will be recognized by TTO upon its receipt of TCS's assets in exchange for Cash II Shares of TTO;

•	no gain or loss will be recognized by TCS upon transfer of its assets to TTO solely in exchange for the Cash II Shares of TTO or upon the distribution of TTO Cash II Shares to TCS's shareholders in exchange for their TCS shares;
•	no gain or loss will be recognized by shareholders of TCS upon exchange of their TCS shares for TTO Cash II Shares;
•	the tax basis of the assets of TCS in the hands of TTO will be the same as the tax basis of such assets to TCS immediately prior to the Reorganization;
•	the tax basis of TTO Cash II Shares received by each shareholder of TCS pursuant to the Reorganization will be the same as the tax basis of the undesignated class of shares of TCS held by such shareholder immediately prior to the Reorganization;
•	the holding period of TTO's Cash II Shares received by each shareholder of TCS will include the period during which TCS's shares exchanged therefore were held by such shareholder, provided the Shares of TCS were held as capital assets on the date of the Reorganization; and
The opinion provided in connection with the Reorganization shall be based on customary assumptions and such representations as tax counsel may reasonably request, and each Fund will cooperate to make and certify the accuracy of such representations. The opinion may state that no opinion is expressed as to the effect of the Reorganization on TCS, TTO or any shareholder of TCS with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting. Notwithstanding anything herein to the contrary, the requirement that the above-described opinion be provided in connection with the Reorganization cannot be waived by either Fund.
Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Reorganization is consummated but does not qualify as a tax-free reorganization under the Code, a shareholder of TCS would recognize a taxable gain or loss to the extent there is a difference between his or her tax basis in his or her TCS shares and the fair market value of TTO shares received in exchange therefore.
TCS may dispose of portfolio securities in the ordinary course of business prior to the Reorganization (which may result in the realization of capital gains). Before the Reorganization, TCS will distribute any undistributed income and net realized capital gains to shareholders. Any such distributions will be taxable to shareholders.
See the discussion entitled “Summary—Tax Consequences” in this Prospectus/Information Statement for further information regarding the tax consequences of the Reorganization. Shareholders of TCS should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances. In addition, because the foregoing discussion only relates to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisors about state and local tax consequences, if any, of the Reorganization.
COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS
TCS and TTO are open-end, management investment companies registered under the 1940 Act, which continuously offer to sell shares at their current NAV. TTO and TCS were established under the laws of the Commonwealth of Massachusetts and the State of Maryland, respectively. TTO and TCS are governed by a Declaration of Trust and Articles of Incorporation, respectively, Bylaws and their respective Boards, in addition to applicable state and federal law. The rights of shareholders of TTO and TCS are set forth in the Declaration of Trust, Articles of Incorporation and Bylaws, as applicable. Set forth below is a brief summary of the significant rights of shareholders of TTO and shareholders of TCS. Each Fund may be referred to as a “Trust” or “Corporation” in the chart below.
CATEGORY	SHAREHOLDER RIGHTS TTO	SHAREHOLDER RIGHTS TCS
Preemptive Rights	None	Same
Preferences	None	Same
Appraisal Rights	None	Same
Conversion Rights	None	Same
Exchange Rights (other than the right to exchange for shares of the same class of other Federated mutual funds as provided in the Prospectuses of TTO and TCS)	None	Same
Annual Meeting	Not required	Same
Right to Call Shareholder Meetings	Shall be called by the Trustees upon the written request of shareholders owning at least one-tenth of all series or classes entitled to vote.	Same

CATEGORY	SHAREHOLDER RIGHTS TTO	SHAREHOLDER RIGHTS TCS
Notice of Meeting	Shareholders shall be entitled to at least 15 days' notice of any meeting.	Not less than ten nor more than ninety days before the date of every Annual or Special Meeting of Shareholders the Secretary or an Assistant Secretary shall give to each Shareholder of record of the Corporation or of the relevant Series or Class written notice of such meeting.
Record Date for Meetings	The Trustees may fix in advance a time, which shall not be more than 60 days before the date of any meeting of shareholders.	Such date shall in any case not be more than 90 days and in case of a Meeting of Shareholders not less than l0 days prior to the date on which the particular action requiring such determination of Shareholders is to be taken.
Quorum for Meetings	Except when otherwise required by law, the presence in person or by proxy of the holders of 25% percent of the shares entitled to vote constitutes a quorum at any meeting of shareholders.	The presence in person or by proxy of the holders of one-third of the shares of stock of the Corporation entitled to vote without regard to series or class shall constitute a quorum at any meeting of the shareholders, except with respect to any matter which by law requires the approval of one or more series or classes of stock, in which case the presence in person or by proxy of the holders of one-third of the shares of stock of each series or class entitled to vote on the matter shall constitute a quorum.
Vote Required for Election of Trustees	A plurality of votes cast shall elect a Trustee.	Same
Adjournment of Meetings	If a quorum shall not be present, the shareholders present in person or by proxy holding a majority of the shares present may by vote adjourn the meeting until a quorum shall be present.	In the absence of a quorum at any meeting, a majority of those Shareholders present in person or by proxy may adjourn the meeting from time to time to a date not later than 120 days after the original record date without further notice than by announcement to be given at the meeting until a quorum, as above defined, shall be present.
Removal of Trustees by Shareholders	A Trustee may be removed from office at any special meeting of shareholders by a vote of two-thirds of the outstanding shares	Any Director may by the vote of a majority of all of the Shares entitled to vote be removed from office.
Personal Liability of Officers and Trustees	Provided they have acted under the belief that their actions are in the best interests of the Trust, the Trustee and officers shall not be responsible for or liable in any event for neglect or wrong doing by them or any officer, agent, employee, investment adviser or principal underwriter of the Trust or of any entity providing administrative services for the Trust, but nothing herein contained shall protect any Trustee or office against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.	No provision of this Article shall be effective to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

CATEGORY	SHAREHOLDER RIGHTS TTO	SHAREHOLDER RIGHTS TCS
Personal Liability of Shareholders	Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust. In the unlikely event a shareholder is held personally liable for the Trust's obligations, the Trust is required by the Declaration of Trust to use its property to protect (or indemnify) or reimburse the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.	None
Right of Inspection	The records of the Trust shall be open to inspection by Shareholders to the same extent as is permitted by stockholders of a Massachusetts business corporation under the Massachusetts Business Corporation Law.	No shareholder shall have any right to inspect any account, book or document of the Corporation except as conferred by statute or as authorized by the Board of Directors of the Corporation.
Number of Authorized Shares; Par Value	Unlimited; No Par Value	The Corporation is authorized to issue 50,000,000,000 shares of common stock, par value $0.001 per share.
INFORMATION ABOUT TCS AND TTO
WHERE TO FIND ADDITIONAL INFORMATION
Information about TCS is included in its Prospectus and SAI dated July 31, 2015, each of which is incorporated herein by reference. Information about TTO is included in its Prospectus and its SAI for the Cash II Shares dated June 2, 2015. Copies of the Prospectuses and SAIs of TTO, the Prospectuses and SAI of TCS and the SAI dated October 28, 2015, relating to this Prospectus/Information Statement, all of which have been filed with the SEC, may be obtained without charge by contacting the Funds at 1-800-341-7400 or by writing to Federated Investors Funds, 4000 Ericsson Drive, Warrendale, PA 15086-7561. The Prospectuses and SAIs of TCS and TTO are also available electronically at Federated's website at www.FederatedInvestors.com.
TCS and TTO are each subject to the informational requirements of the Securities Act of 1933, the Securities Exchange Act of 1934, and the 1940 Act, and in accordance therewith file reports and other information with the SEC. Reports, proxy and information statements, and other information filed by the Funds can be obtained by calling or writing to the Funds and can also be inspected and copied by the public at the public reference facilities maintained by the SEC in Washington, DC located at Room 1580, 100 F Street, N.E., Washington DC 20549. Copies of such material can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington DC 20549, or obtained electronically from the EDGAR database on the SEC's website http://www.sec.gov.
ABOUT THE INFORMATION STATEMENT
This Prospectus/Information Statement is expected to be mailed on or about November 9, 2015, to shareholders of record at the close of business on October 26, 2015 (the “Record Date”).
TCS's Annual Report, which includes audited financial statements for the fiscal year ended May 31, 2015, was previously mailed to shareholders of TCS. TTO's Annual Report, which includes audited financial statements for the fiscal year ended July 31, 2015, was previously mailed to shareholders of TTO. TCS and TTO will promptly provide, without charge and upon request, to each person to whom this Prospectus/Information Statement is delivered, a copy of their Annual Report, which may be requested by writing to the Funds' principal executive officers or by calling the Fund. The principal executive office of each Fund is located at 4000 Ericsson Drive, Warrendale, PA 15086-7561. This document, as well as additional information about the Funds (including portfolio holdings, performance, and distributions), is also available on the website for each Fund. The website for both Funds is www.FederatedInvestors.com. The toll-free telephone number for both Funds is 1-800-341-7400.

SHARE OWNERSHIP OF THE FUNDS
As of October 26, 2015, TCS had the following numbers of outstanding shares of beneficial interest:
Name of Fund	Share Class	Outstanding Shares
Federated Treasury Cash Series	N/A	934,212,005
Each share is entitled to one vote and fractional shares have proportionate voting rights.
To the knowledge of TCS management, as of October 26, 2015, the following entities held beneficially or of record more than 5% of TCS's outstanding share classes.
Title of Class	Name and Address	Shares	Percentage of Shares
Federated Treasury Cash Series	Pershing LLC, Jersey City, NJ	426,850,806	45.69%
	RBC Dain Rauscher, Inc., Minneapolis, MN	213,374,467	22.84%
	Davenport & Company LLC, Richmond, VA	159,800,978	17.11%
	BB&T Securities, Richmond, VA	63,358,124	6.78%
Officers and Directors of TCS own less than 1% of TCS's outstanding shares.
Shareholders owning 25% or more of outstanding shares may be in control of the Fund of which they are a shareholder and be able to affect the outcome of certain matters presented for a vote of shareholders.
Pershing LLC is organized in the state of Delaware and is a subsidiary of The Bank of New York Mellon Corporation organized in the state of Delaware.
As of October 26, 2015, TTO had the following numbers of outstanding shares of beneficial interest:
Name of Fund	Share Class	Outstanding Shares
Federated Trust for U.S. Treasury Obligations	Cash II	293,573
To the knowledge of TTO's management, as of October 26, 2015, the following entities held beneficially or of record more than 5% of TTO's outstanding share classes.
Title of Class	Name and Address	Shares	Percentage of Shares
Federated Trust for U.S. Treasury Obligations–Cash II Shares	Pershing LLC, Jersey City, NJ	293,473	99.97%
Officers and Trustees own less than 1% of each class of TTO's outstanding shares.
Shareholders owning 25% or more of outstanding shares may be in control of the Fund of which they are a shareholder and be able to affect the outcome of certain matters presented for a vote of shareholders.
Pershing LLC is organized in the state of Delaware and is a subsidiary of The Bank of New York Mellon Corporation organized in the state of Delaware.
INTERESTS OF CERTAIN PERSONS
The Adviser is a subsidiary of Federated Investors, Inc. All of the voting securities of Federated Investors, Inc. are owned by a trust, the trustees of which are John F. Donahue, his wife and his son, J. Christopher Donahue. John F. Donahue and J. Christopher Donahue currently serve as trustees of the Trust.

OTHER MATTERS
TCS is not required, and does not intend to hold regular annual meetings of shareholders.
Shareholders wishing to submit proposals for consideration for inclusion in a Proxy Statement for the next meeting of shareholders should send their written proposals to Federated Investors Funds, 4000 Ericsson Drive, Warrendale, PA 15086-7561, so that they are received within a reasonable time before any such meeting. All shareholder communication should be directed to the Corporation's Secretary at 4000 Ericsson Drive, Warrendale, PA 15086-7561.
By Order of the Board of Directors,
John W. McGonigle
Secretary
October 28, 2015

ANNEX A AGREEMENT AND PLAN OF REORGANIZATION
AGREEMENT AND PLAN OF REORGANIZATION
THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this ____ day of _____________, by and between Money Market Obligations Trust, a Massachusetts business trust, with its principal place of business at 4000 Ericsson Drive, Warrendale, PA 15086-7561 (the “Acquiring Fund Registrant”), on behalf of its series, Federated Trust for U.S. Treasury Obligations (the “Acquiring Fund”), and Cash Trust Series, Inc., a Maryland corporation, with its principal place of business at 4000 Ericsson Drive, Warrendale, PA 15086-7561 (the “Acquired Fund Registrant”), on behalf of Federated Treasury Cash Series (“Acquired Fund” and, collectively with the Acquiring Fund, the “Funds”).
This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”) and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of all or substantially all of the assets of the Acquired Fund (which offers a single, undesignated class of shares) (the “Acquired Fund Shares”) in exchange solely for Cash II Shares, no par value per share, of the Acquiring Fund (“Acquiring Fund Shares”); (ii) the distribution of the Acquiring Fund Shares to the holders of the outstanding shares of the Acquired Fund, and (iii) the liquidation and dissolution of the Acquired Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the “Reorganization”).
WHEREAS, the Acquiring Fund and the Acquired Fund are separate series of the Acquiring Fund Registrant and the Acquired Fund Registrant, respectively, the Acquiring Fund Registrant and Acquired Fund Registrant are open-end, registered management investment companies, and the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;
WHEREAS, the Acquiring Fund and Acquired Fund are authorized to issue their shares of beneficial interests and stock, respectively;
WHEREAS, the Trustees of the Acquiring Fund Registrant have determined that the Reorganization, with respect to the Acquiring Fund, is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization;
WHEREAS, the Directors of the Acquired Fund Registrant have determined that the Reorganization, with respect to the Acquired Fund, is in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of the Reorganization;
NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:
ARTICLE I
TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND LIQUIDATION AND DISSOLUTION OF THE ACQUIRED FUND
1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all or substantially all of its assets, as set forth in paragraph 1.2, to the Acquiring Fund. In exchange, the Acquiring Fund agrees to deliver to the Acquired Fund the number of full and fractional Acquiring Fund Shares determined by multiplying (a) the outstanding Acquired Fund Shares by (b) the ratio computed by dividing (x) the net asset value per share of the Acquired Fund Shares by (y) the net asset value per share of the Acquiring Fund Shares computed in the manner and as of the time and date set forth in paragraph 2.2. Holders of the Acquired Fund Shares will receive the Acquiring Fund Shares in exchange for their Acquired Fund Shares. Such transactions shall take place at the closing on the Closing Date provided for in paragraph 3.1.
1.2 ASSETS TO BE ACQUIRED. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of property having a value equal to the total net assets of the Acquired Fund, including, without limitation, cash, securities, commodities, interests in futures and dividends or interest receivable, owned by the Acquired Fund. The assets to be acquired by the Acquiring Fund shall not include any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date, to the extent that they do not have continuing value to the Acquiring Fund.

The Acquired Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of the Acquired Fund's assets as of the date of such statements. The Acquired Fund hereby represents that as of the date of the execution of this Agreement, there have been no changes in its financial position as reflected in such financial statements other than those occurring in the ordinary course of business in connection with the purchase and sale of securities, the issuance and redemption of Acquired Fund Shares and the payment of normal operating expenses, dividends and capital gains distributions.
The Reorganization is to occur on the Closing Date, which is expected to be on or after December 11, 2015. On the Closing Date, substantially all of the assets of the Acquired Fund (except for deferred or prepaid expenses, and amounts reserved for payment of Acquired Fund liabilities and any additional cash received by the Acquired Fund after the Closing Date in excess of accrued Fund liabilities recorded on the Acquired Fund's books on or before the Closing Date that is retained by the Acquired Fund's adviser) of the Acquiring Fund equal in value to the aggregate NAV of the Acquired Fund, as applicable, calculated as of 4:00 p.m., Eastern time, on the Closing Date.
The Acquired Fund will satisfy its liabilities prior to the Closing Date. Accordingly, the Acquired Fund may set aside cash to satisfy its liabilities, which (along with deferred or prepaid expenses) would not be transferred to the Acquired Fund. Following the Closing Date, if additional cash in excess of accrued expenses recorded on the Acquired Fund's books on or before the Closing Date are received by or returned to the Acquired Fund, the Acquired Fund's Adviser and its affiliates may retain such excess funds in accordance with applicable procedures; any amounts received or returned that are not retained by the Acquired Fund's Adviser would be remitted to the Acquiring Fund.
1.3 LIABILITIES TO BE DISCHARGED. The Acquired Fund will discharge all of its liabilities and obligations prior to the Closing Date.
1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable: (a) the Acquired Fund will distribute in complete liquidation of the Acquired Fund, pro rata to its shareholders of record, determined as of the close of business on the Closing Date (the “Acquired Fund Shareholders”), all of the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1; and (b) the Acquired Fund will thereupon proceed to dissolve and terminate as set forth in paragraph 1.8 below. Such distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Acquired Fund Shareholders, and representing the respective pro rata number of Acquiring Fund Shares due such shareholders. All issued and outstanding Acquired Fund Shares will simultaneously be canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer. After the Closing Date, the Acquired Fund shall not conduct any business except in connection with its dissolution and termination.
1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Acquiring Fund Shares will be issued simultaneously to the Acquired Fund, in an amount equal in value to the aggregate net asset value of the Acquired Fund Shares, to be distributed to Acquired Fund Shareholders.
1.6 TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.
1.7 REPORTING RESPONSIBILITY. Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund.
1.8 TERMINATION. The Acquired Fund shall be dissolved and terminated promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.
1.9 BOOKS AND RECORDS. All books and records of the Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

ARTICLE II
VALUATION
2.1 VALUATION OF ASSETS. The value of the Acquired Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets at the closing on the Closing Date, after the declaration and payment of any dividends and/or other distributions on that date, using available market quotations (or an appropriate substitute that reflects current market conditions) in accordance with Rule 2a-7(c)(7)(ii)(A)(1) and in accordance with the valuation procedures established under such rule by the Board of Trustees of the Acquiring Fund Registrant or such other valuation procedures as shall be mutually agreed upon by the parties (and approved by the respective Boards of Directors/Trustees (“Board”) of the Acquiring Fund Registrant and Acquired Fund Registrant).
2.2 VALUATION OF SHARES. The net asset value per share of Acquiring Fund Shares shall be the net asset value per share of Acquiring Fund Shares computed at the closing on the Closing Date, using the Amortized Cost Method as defined in Rule 2a-7(a)(2) in accordance with the valuation procedures established under such rule by the Board of the Acquiring Fund Registrant or such other valuation procedures as shall be mutually agreed upon by the parties (and approved by their respective Boards).
2.3 SHARES TO BE ISSUED. The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's assets to be acquired by the Acquiring Fund pursuant to this Agreement shall be determined in accordance with paragraph 1.1.
2.4 DETERMINATION OF VALUE. All computations of value shall be made by State Street Bank and Trust Company, on behalf of the Acquiring Fund and the Acquired Fund.
ARTICLE III
CLOSING AND CLOSING DATE
3.1 CLOSING DATE. The closing shall occur on or about December 11, 2015, or such other date(s) as the parties may agree to in writing (the “Closing Date”). All acts taking place at the closing shall be deemed to take place at 4:00 p.m. Eastern Time on the Closing Date unless otherwise provided herein. The closing shall be held at the offices of Federated Services Company, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779, or at such other time and/or place as the parties may agree.
3.2 CUSTODIAN'S CERTIFICATE. State Street Bank and Trust Company, as custodian for the Acquired Fund (the “Custodian”), shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Acquired Fund's portfolio securities, cash, and any other assets have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Acquired Fund.
3.3 EFFECT OF SUSPENSION IN TRADING. In the event that on the scheduled Closing Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Acquired Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first Friday that is a business day after the day when trading is fully resumed and reporting is restored.
3.4 TRANSFER AGENT'S CERTIFICATE. State Street Bank and Trust Company, as transfer agent for the Acquired Fund as of the Closing Date, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Acquired Fund Shareholders, and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver, or cause, State Street Bank and Trust Company, its transfer agent, to issue and deliver, a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Acquired Fund Registrant or provide evidence satisfactory to the Acquired Fund that the Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, assignments, checks, certificates, opinions, receipts and other instruments or documents, if any, as such other party or its counsel may reasonably request.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES
4.1 REPRESENTATIONS OF THE ACQUIRED FUND. The Acquired Fund Registrant, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund Registrant, on behalf of the Acquiring Fund, as follows:
a)	The Acquired Fund is a legally designated, separate series of a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland.
b)	The Acquired Fund Registrant is registered as an open-end management investment company under the 1940 Act, the Acquired Fund Registrant's registration with the Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act is in full force and effect, and the Acquired Fund's shares are registered under the Securities Act of 1933, as amended (“1933 Act”), and such registration has not been revoked or rescinded and is in full force and effect.
c)	The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act, and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.
d)	The Acquired Fund is not in violation of, and the execution, delivery, and performance of this Agreement will not result in the violation of, any provision of the Acquired Fund Registrant's Articles of Incorporation or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquired Fund is a party or by which the Acquired Fund is bound.
e)	The Acquired Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it before the Closing Date, except for liabilities, if any, to be discharged as provided in paragraph 1.3 hereof. All contracts of the Acquired Fund will be terminated with respect to the Acquired Fund as of the Closing Date (including any such contracts with affiliated persons of the Acquired Fund).
f)	Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any of its properties or assets. Any such litigation, if adversely determined, would not materially and adversely affect the Acquired Fund's financial condition, the conduct of its business, or the ability of the Acquired Fund to carry out the transactions contemplated by this Agreement. The Acquired Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.
g)	The audited financial statements of the Acquired Fund as of May 31, 2015, and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of such date, and there are no known contingent liabilities of the Acquired Fund as of such date that are not disclosed in such statements.
h)	Since the date of the financial statements referred to in sub-paragraph (g) above, there have been no material adverse changes in the Acquired Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this sub-paragraph (h), a decline in the net asset value of the Acquired Fund shall not constitute a material adverse change.
i)	As of the date hereof, except as previously disclosed to the Acquiring Fund in writing, and except as have been corrected as required by applicable law, and to the best of the Acquired Fund's knowledge, there have been no material miscalculations of the net asset value of the Acquired Fund or the net asset value per share of any class or series of shares during the twelve-month period preceding the date hereof and preceding the Closing Date, and all such calculations have been made in accordance with the applicable provisions of the 1940 Act.
j)	The minute books and other similar records of the Acquired Fund as made available to the Acquiring Fund prior to the execution of this Agreement contain a true and complete record of all action taken at all meetings and by all written consents in lieu of meetings of the shareholders of the Acquired Fund and of the Acquired Fund, the

Acquired Fund's Board and committees of the Acquired Fund's Board. The stock transfer ledgers and other similar records of the Acquired Fund as made available to the Acquiring Fund prior to the execution of this Agreement, and as existing on the Closing Date, accurately reflect all record transfers prior to the execution of this Agreement, or the Closing Date, as applicable, in the Acquired Fund Shares.
k)	The Acquired Fund has maintained, or caused to be maintained on its behalf, all books and records required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and rules thereunder.
l)	All federal and other tax returns and reports of the Acquired Fund required by law to be filed have been filed, and all federal and other taxes shown due on such returns and reports have been paid, or provision shall have been made for the payment thereof. To the best of the Acquired Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.
m)	All issued and outstanding Acquired Fund Shares are duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund. All of the issued and outstanding Acquired Fund Shares will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Acquired Fund's transfer agent as provided in paragraph 3.4. The Acquired Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any of the Acquired Fund Shares, and has no outstanding securities convertible into any of the Acquired Fund Shares.
n)	At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances to which the Acquiring Fund has received notice, and, upon delivery and payment for such assets, and the filing of any articles, certificates or other documents under the laws of the State of Maryland, the Acquiring Fund will acquire good and marketable title, subject to no restrictions on the full transfer of such assets, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to and accepted by the Acquiring Fund.
o)	The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquired Fund. This Agreement constitutes a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.
p)	The information to be furnished by the Acquired Fund for use in no-action letters, applications for orders, registration statements, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.
q)	From the effective date of the Registration Statement (as defined in paragraph 5.6), through the time of the Reorganization and on the Closing Date, any written information furnished by the Acquired Fund Registrant with respect to the Acquired Fund for use in the Registration Materials (as defined in paragraph 5.6), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.
r)	The Acquired Fund has qualified and elected to be treated as a “regulated investment company” under the Code (a “RIC”), as of and since its first taxable year; and qualifies and will continue to qualify as a RIC under the Code for its taxable year ending upon the Closing Date.
s)	No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act or Maryland law for the execution of this Agreement by the Acquired Fund Registrant, for itself and on behalf of the Acquired Fund, or the performance of the Agreement by the Acquired Fund Registrant, for itself and on behalf of the Acquired Fund, except, in each case, for (i) the effectiveness of the Registration Statement, and the filing of any articles, certificates or other documents that may be required under Maryland law, (ii) such other consents, approvals, authorizations and filings as have been made or received, and (iii) such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date. No consent, authority or other approval of the shareholders of the Acquired Fund is required to be obtained in connection with the consummation of the transactions contemplated in this Agreement.

t)	The Acquired Fund, and the Acquired Fund Registrant with respect to the Acquired Fund, has complied and is in compliance in all material respects with the investment policies and restrictions set forth in its registration statement currently in effect. The value of the net assets of the Acquired Fund has been determined and is being determined using portfolio valuation methods that comply in all material respects with the methods described in its registration statement and the requirements of the 1940 Act. There are no legal or governmental actions, investigations, inquiries, or proceedings pending or, to the knowledge of the Acquired Fund, threatened against the Acquired Fund, or the Acquired Fund Registrant with respect to the Acquired Fund, that would question the right, power or capacity of (a) the Acquired Fund to conduct its business as conducted now or at any time in the past, or (b) the Acquired Fund Registrant's ability to enter into this Agreement on behalf of the Acquired Fund or the Acquired Fund's ability to consummate the transactions contemplated by this Agreement.
4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Fund Registrant, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund Registrant, on behalf of the Acquired Fund, as follows:
a)	The Acquiring Fund is a legally designated, separate series of a statutory trust duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts.
b)	The Acquiring Fund Registrant is registered as an open-end management investment company under the 1940 Act, the Acquiring Fund Registrant's registration with the Commission as an investment company under the 1940 Act is in full force and effect, and the Acquiring Fund's shares are registered under the 1933 Act and such registration has not been revoked or rescinded and is in full force and effect.
c)	The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading.
d)	The Acquiring Fund is not in violation of, and the execution, delivery and performance of this Agreement will not, result in a violation of, the Acquiring Fund Registrant's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.
e)	Except as otherwise disclosed in writing to the Acquired Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets. Any such litigation, if adversely determined, would not materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.
f)	The audited financial statements of the Acquiring Fund as of July 31, 2015 and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquired Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements.
g)	Since the date of the financial statements referred to in sub-paragraph (f) above, there have been no material adverse changes in the Acquiring Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For the purposes of this sub-paragraph (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.
h)	All federal and other tax returns and reports of the Acquiring Fund required by law to be filed have been filed, and all federal and other taxes shown due on such returns and reports have been paid, or provision shall have been made for the payment thereof. To the best of the Acquiring Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

i)	All issued and outstanding Acquiring Fund Shares are duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, and there are no outstanding securities convertible into any Acquiring Fund Shares.
j)	The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund. This Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.
k)	Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, such shares will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.
l)	The information to be furnished by the Acquiring Fund for use in no action letters, registration statements, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.
m)	From the effective date of the Registration Statement (as defined in paragraph 5.6), through the time of the Reorganization and on the Closing Date, any written information furnished by the Acquiring Fund Registrant with respect to the Acquiring Fund for use in the Registration Materials (as defined in paragraph 5.6), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.
n)	The Acquiring Fund has qualified and elected to be treated as a RIC under the Code as of and since its first taxable year; and qualifies and shall continue to qualify as a RIC under the Code for its current taxable year.
o)	No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Massachusetts law for the execution of this Agreement by the Acquiring Fund Registrant, for itself and on behalf of the Acquiring Fund, or the performance of the Agreement by the Acquiring Fund Registrant, for itself and on behalf of the Acquiring Fund, except, in each case, for (i) the effectiveness of the Registration Statement, and the filing of any articles, certificates or other documents that may be required under Maryland law, (ii) such other consents, approvals, authorizations and filings as have been made or received, and (iii) such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.
p)	The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.
ARTICLE V
COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND
5.1 OPERATION IN ORDINARY COURSE. The Acquiring Fund and the Acquired Fund will each operate its respective business in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and shareholder purchases and redemptions.
5.2 INVESTMENT REPRESENTATION. The Acquired Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.
5.3 ADDITIONAL INFORMATION. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund's shares.
5.4 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.5 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the Closing Date, the Acquired Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be certified by the Acquired Fund Registrant's Treasurer.
5.6 PREPARATION OF REGISTRATION STATEMENT AND SCHEDULE 14A INFORMATION STATEMENT. The Acquiring Fund Registrant will prepare and file with the Commission a registration statement on Form N 14 relating to the Acquiring Fund Shares to be issued to shareholders of the Acquired Fund (the “Registration Statement”). The Registration Statement on Form N 14 shall include an information statement and a prospectus of the Acquiring Fund relating to the transaction contemplated by this Agreement. The Registration Statement shall be in compliance with the 1933 Act, the 1934 Act and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the registration statement on Form N 14 (the “Registration Materials”), for inclusion therein.
5.7 PRE-CLOSING DIVIDEND. On or before the Closing Date, the Acquired Fund shall have declared and paid to its shareholders of record a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing all of the Acquired Fund's investment company taxable income (computed without regard to any deduction for dividends paid), if any, plus the excess, if any, of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods or years ending on or before the Closing Date, and all of its net capital gains realized (after reduction for any capital loss carry forward), if any, in all taxable periods or years ending on or before the Closing Date.
ARTICLE VI
CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND
The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by the Acquiring Fund pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:
All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in the Acquiring Fund's name by the Acquiring Fund Registrant's President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquired Fund shall reasonably request.
ARTICLE VII
CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND
The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by the Acquired Fund pursuant to this Agreement, on or before the Closing Date and, in addition, shall be subject to the following conditions:
All representations, covenants, and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of such Closing Date. The Acquired Fund shall have delivered to the Acquiring Fund on such Closing Date a certificate executed in the Acquired Fund's name by the Acquiring Fund Registrant's President or Vice President and the Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of such Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.
The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities, together with a list of the Acquired Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Acquired Fund Registrant.
The condition to closing in Section ___ of the Purchase Agreement, dated [ ] [ ], 2015, by and between Federated Investors, Inc. and Federated Investment Management Company (“Acquired Fund Adviser”) relating to certain contribution, reimbursement and other payment obligations to the Acquired Fund, shall have been satisfied by the Acquired Fund Adviser or waived by Federated Investors, Inc. (and such contribution, reimbursement and other payment obligations satisfied by the Acquired Fund Adviser and/or Federated Investors, Inc.).

ARTICLE VIII
FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE
ACQUIRING FUND AND ACQUIRED FUND
If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:
8.1 All necessary Board approvals of this Agreement and the transactions contemplated herein shall have been obtained by the Funds in accordance with applicable law and each Fund's governing documents. No consent, authorization or approval of the Acquired Fund Shareholders of this Agreement or the transactions contemplated herein shall be required. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.1.
8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.
8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of State securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may waive any such conditions for itself.
8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. The Registration Statement and Registration Materials shall have been mailed to the Acquired Fund Shareholders consistent with applicable law. To the best knowledge of the parties to this Agreement, no investigation or proceeding relating to the Registration Statement shall have been instituted or be pending, threatened or contemplated under the 1933 Act.
8.5 The parties shall have received an opinion of K&L Gates LLP substantially to the effect that for federal income tax purposes:
a)	The transfer of all or substantially all of the Acquired Fund's assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares (followed by the distribution of Acquiring Fund Shares to the Acquired Fund Shareholders in dissolution and liquidation of the Acquired Fund) will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.
b)	No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for Acquiring Fund Shares.
c)	No gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund's assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares or upon the distribution (whether actual or constructive) of Acquiring Fund Shares to Acquired Fund Shareholders in exchange for their Acquired Fund Shares.
d)	No gain or loss will be recognized by any Acquired Fund Shareholder upon the exchange of its Acquired Fund Shares for Acquiring Fund Shares.
e)	The aggregate tax basis of the Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund Shares held by such Acquired Fund Shareholder immediately prior to the Reorganization. The holding period of Acquiring Fund Shares received by each Acquired Fund Shareholder will include the period during which the Acquired Fund Shares exchanged therefor were held by such shareholder, provided the Acquired Fund Shares are held as capital assets at the time of the Reorganization.

f)	The tax basis of the Acquired Fund's assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the Reorganization. The holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.
Such opinion shall be based on customary assumptions and such representations as K&L Gates LLP may reasonably request, and the Acquired Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations. The foregoing opinion may state that no opinion is expressed as to the effect of the Reorganization on the Acquiring Fund, the Acquired Fund or any Acquired Fund Shareholder with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.5.
ARTICLE IX
EXPENSES
The Acquired Fund will pay the following direct information statement expenses relating to its participation in the Reorganization: the cost of processing, printing and mailing the Registration Materials. In addition, to the extent that any transition of portfolio securities is required in connection with the Reorganization, the Funds may incur transaction expenses associated with the sale and purchase of portfolio securities. The Funds will pay all remaining direct and indirect expenses associated with the Acquired Fund's and Acquiring Fund's participation in the Reorganization. Such other expenses include, without limitation: (a) expenses associated with the preparation and filing of the Registration Materials; (b) accounting fees; (c) legal fees; and (d) other related administrative or operational costs.
ARTICLE X
ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES
10.1 The Acquiring Fund Registrant, on behalf of the Acquiring Fund, and the Acquired Fund Registrant, on behalf of the Acquired Fund, agree that neither party has made to the other party any representation, warranty and/or covenant not set forth herein, and that this Agreement constitutes the entire agreement between the parties.
10.2 Except as specified in the next sentence set forth in this paragraph 10.2, the representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement, shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing Date shall continue in effect beyond the consummation of the transactions contemplated hereunder.
ARTICLE XI
TERMINATION
This Agreement may be terminated by the Acquiring Fund Registrant or Acquired Fund Registrant on or before the Closing Date. In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of any of the Acquiring Fund, the Acquiring Fund Registrant, the Acquired Fund or the Acquired Fund Registrant, or their respective Directors/Trustees or officers.
ARTICLE XII
AMENDMENTS
This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Acquired Fund Registrant, on behalf of the Acquired Fund, and the Acquiring Fund Registrant, on behalf of the Acquiring Fund, and as specifically authorized by their respective Boards; no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Acquired Fund Shareholders without a supplement to the Registration Materials being prepared and mailed to shareholders in accordance with applicable law.
ARTICLE XIII
HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
LIMITATION OF LIABILITY
The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.
This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.
This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, trust, or entities other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.
It is expressly agreed that the obligations of the Funds hereunder shall not be binding upon any of the Trustees/Directors, shareholders, nominees, officers, agents, or employees of the Acquiring Fund Registrant or Acquired Fund Registrant personally, but shall bind only the property of the Funds, as provided in the Declaration of Trust/Articles of Incorporation of the Acquiring Fund Registrant and Acquired Fund Registrant, as applicable. The execution and delivery of this Agreement have been authorized by the Trustees/Directors of the Acquiring Fund Registrant and Acquired Fund Registrant, as applicable, on behalf of the Funds and signed by authorized officers of the Acquiring Fund Registrant and Acquired Fund Registrant, acting as such. Neither the authorization by such Trustees/Directors nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Funds as provided in the Declaration of Trust/Articles of Incorporation of the Acquiring Fund Registrant and Acquired Fund Registrant, as applicable.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.
Money Market Obligations Trust
on behalf of its portfolio,
Federated Trust for U.S. Treasury Obligations
By:
Name: John W. McGonigle
Title: Secretary
Cash Trust Series, Inc.
on behalf of its portfolio,
Federated Treasury Cash Series
By:
Name: John W. McGonigle
Title: Secretary

ANNEX B FINANCIAL HIGHLIGHTS
The financial highlights tables that follow are intended to help you understand each Fund's financial performance for the fiscal years ended May 31 and July 31, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Funds' financial statements.
For TCS, the information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund's audited financial statements is included in the Annual Report.
For TTO, the information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund's audited financial statements is included in the Annual Report.
Financial Highlights–TCS
(For a Share Outstanding Throughout Each Period)
Year Ended May 31	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income From Investment Operations:
Net investment income	0.0000[1]	0.0000[1]	—	0.0000[1]	0.0000[1]
Net realized gain on investments	0.0000[1]	0.0000[1]	—	0.0000[1]	0.0000[1]
TOTAL FROM INVESTMENT OPERATIONS	0.0000[1]	0.0000[1]	—	0.0000[1]	0.0000[1]
Less Distributions:
Distributions from net realized gain on investments	(0.0000)[1]	(0.0000)[1]	(0.0000)[1]	(0.0000)[1]	(0.0000)[1]
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return[2]	0.00%[3]	0.00%[3]	0.00%[3]	0.00%[3]	0.00%[3]
Ratios to Average Net Assets:
Net expenses	0.08%	0.07%	0.16%	0.10%	0.19%
Net investment income	0.00%	0.00%	0.00%	0.00%	0.00%
Expense waiver/reimbursement[4]	1.00%	1.01%	0.92%	0.98%	0.89%
Supplemental Data:
Net assets, end of period (000 omitted)	$1,596,707	$2,358,885	$2,549,875	$2,355,609	$1,445,337
1	Represents less than $0.0001.
2	Based on net asset value.
3	Represents less than 0.01%.
4	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

Financial Highlights - TTO–Cash II Shares
(For a Share Outstanding Throughout the Period)
Period Ended July 31	2015[1]
Net Asset Value, Beginning of Period	$1.00
Income From Investment Operations:
Net investment income	—
Net realized gain on investments	0.000[2]
TOTAL FROM INVESTMENT OPERATIONS	0.000[2]
Net Asset Value, End of Period	$1.00
Total Return[3]	0.00%[4]
Ratios to Average Net Assets:
Net expenses	0.13%[5]
Net investment income	0.00%[5]
Expense waiver/reimbursement[6]	1.10%[5]
Supplemental Data:
Net assets, end of period (000 omitted)	$584
1	Reflects operations for the period from June 2, 2015 (date of initial investment) to July 31, 2015.
2	Represents less than $0.001.
3	Based on net asset value. Total return for the period of less than one year is not annualized.
4	Represents less than 0.01%.
5	Computed on an annualized basis.
6	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

Financial Highlights - TTO–Institutional Shares1
(For a Share Outstanding Throughout Each Period)
Year Ended July 31	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income From Investment Operations:
Net investment income	—	—	—	—	—
Net realized gain on investments	0.000[2]	0.000[2]	—	0.000[2]	0.000[2]
TOTAL FROM INVESTMENT OPERATIONS	0.000[2]	0.000[2]	—	0.000[2]	0.000[2]
Less Distributions:
Distributions from net realized gain on investments	(0.000)[2]	(0.000)[2]	(0.000)[2]	(0.000)[2]	(0.000)[2]
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return[3]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]
Ratios to Average Net Assets:
Net expenses	0.08%	0.07%	0.14%	0.11%	0.18%
Net investment income	0.00%	0.00%	0.00%	0.00%	0.00%
Expense waiver/reimbursement[5]	0.53%	0.52%	0.43%	0.46%	0.42%
Supplemental Data:
Net assets, end of period (000 omitted)	$115,211	$204,903	$174,791	$181,606	$192,803
1	On June 2, 2015, the Fund's current shares were re-designated as Institutional Shares.
2	Represents less than $0.001.
3	Based on net asset value.
4	Represents less than 0.01%.
5	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
CUSIP 147551402
Q452746 (10/15)
Federated Securities Corp., Distributor
Federated is a registered trademark of Federated Investors, Inc.
2015 ©Federated Investors, Inc.
STATEMENT OF ADDITIONAL INFORMATION
October 28, 2015
ACQUISITION OF THE ASSETS OF
FEDERATED TREASURY CASH SERIES
A Portfolio of Cash Trust Series, Inc.
Federated Investors Funds
4000 Ericsson Drive
Warrendale, Pennsylvania 15086-7561
Telephone No: 1-800-341-7400
BY AND IN EXCHANGE FOR CASH II SHARES OF
FEDERATED TRUST FOR U.S. TREASURY OBLIGATIONS
A Portfolio of Money Market Obligations Trust
Federated Investors Funds
4000 Ericsson Drive
Warrendale, Pennsylvania 15086-7561
Telephone No: 1-800-341-7400
This Statement of Additional Information dated October 28, 2015, is not a Prospectus. A Prospectus/Information Statement dated October 28, 2015, related to the above-referenced matter may be obtained from Federated Trust for U.S. Treasury Obligations and/or Federated Treasury Cash Series, by writing or calling Federated Trust for U.S. Treasury Obligations and/or Federated Treasury Cash Series, at the address and telephone numbers shown above. This Statement of Additional Information should be read in conjunction with such Prospectus/Information Statement.

1. Prospectus of Federated Trust for U.S. Treasury Obligations, Cash II Shares, dated June 2, 2015.
2. Statement of Additional Information of Federated Treasury Cash Series, dated July 31, 2015.
3. Statement of Additional Information of Federated Trust for U.S. Treasury Obligations Cash II Shares, dated June 2, 2015.
4. Audited Financial Statements of Federated Treasury Cash Series, dated May 31, 2015.
5. Audited Financial Statements of Federated Trust for U.S. Treasury Obligations, dated July 31, 2015.
1

INFORMATION INCORPORATED BY REFERENCE
The Prospectus of Federated Trust for U.S. Treasury Obligations, Cash II Shares dated June 2, 2015, is incorporated by reference to Federated Trust for U.S. Treasury Obligations, Post-Effective Amendment No. 166 to its Registration Statement on Form N-1A (File Nos. 811-5950 and 33-31602) which was filed with the Securities and Exchange Commission (SEC) on June 2, 2015. A copy may be obtained from Federated Trust for U.S. Treasury Obligations at 1-800-341-7400. The Statement of Additional Information of Federated Treasury Cash Series dated July 31, 2015, is incorporated by reference to Post-Effective Amendment No. 38 to its Registration Statement on Form N-1A (File Nos. 811-5843 and 33-29838), which was filed with the SEC on July 27, 2015. A copy may be obtained from the Federated Treasury Cash Series at 1-800-341-7400.
The Statement of Additional Information of Federated Trust for U.S. Treasury Obligations, Cash II Shares dated June 2, 2015, is incorporated by reference to Federated Trust for U.S. Treasury Obligations, Post-Effective Amendment No. 166 to its Registration Statement on Form N-1A (File Nos. 811-5950 and 33-31602) which was filed with the Securities and Exchange Commission on June 2, 2015. A copy may be obtained from the Federated Trust for U.S. Treasury Obligations at 1-800-341-7400.
The audited financial statements of Federated Treasury Cash Series, dated May 31, 2015, are incorporated by reference to the Annual Report to shareholders of Federated Treasury Cash Series, which was filed with the SEC pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on July 24, 2015.
The audited financial statements of Federated Trust for U.S. Treasury Obligations, dated July 31, 2015, are incorporated by reference to the Annual Report to shareholders of Federated Trust for U.S. Treasury Obligations, which was filed with the SEC pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on September 28, 2015.
Pro Forma Financial Statements for the Period Ended July 31, 2015 (unaudited)
INTRODUCTION
The accompanying unaudited Pro Forma Combining Portfolios of Investments, Statements of Assets and Liabilities and Statements of Operations (Pro Forma Financial Statements) reflect the accounts of Federated Treasury Cash Series and Federated Trust for U.S. Treasury Obligations (individually referred to as the “Fund” or collectively as the “Funds”), for the period ended July 31, 2015. Federated Treasury Cash Series (the “Acquired Fund”) will be reorganized into Federated Trust for U.S. Treasury Obligations (the “Acquiring Fund”) as of the close of business on or about December 11, 2015. For the purposes of these Pro Forma Financial Statements, the financial information covers the period from August 1, 2014 to July 31, 2015. These statements have been derived from the books and records utilized in calculating daily net asset values at July 31, 2015.
The Pro Forma Financial Statements give effect to the proposed exchange of assets of Federated Treasury Cash Series for Cash II Shares of Federated Trust for U.S. Treasury Obligations. Under generally accepted accounting principles, Federated Trust for U.S. Treasury Obligations will be the surviving entity for accounting purposes with its historical cost of investment securities and results of operations being carried forward.
2

The Pro Forma Financial Statements have been adjusted to reflect the anticipated advisory fee arrangement for the surviving entity. Certain other operating costs have also been adjusted to reflect anticipated expenses of the combined entity. Other costs which may change as a result of the reorganization are currently undeterminable.
Federated Treasury Cash Series
Federated Trust for U.S. Treasury Obligations
Pro Forma Combining Portfolios of Investments
July 31, 2015 (unaudited)
Federated Treasury Cash Series	Federated Trust for U.S Treasury Obligations	Federated Trust for U.S. Treasury Obligations Pro Forma Combined			Federated Treasury Cash Series	Federated Trust for U.S Treasury Obligations	Federated Trust for U.S. Treasury Obligations Pro Forma Combined
Principal Amount					Value
				U.S. TREASURY—18.5%
$32,000,000	$2,000,000	$34,000,000	[1]	United States Treasury Bills, 0.145%, 9/17/2015	$31,993,942	$1,999,621	$33,993,563
—	1,000,000	1,000,000		United States Treasury Bonds, 9.250%, 2/15/2016	$—	$1,048,919	$1,048,919
45,000,000	1,500,000	46,500,000	[2]	United States Treasury Floating Rate Notes, 0.096% - 0.120%, 8/4/2015	44,998,999	1,500,081	46,499,080
98,500,000	13,000,000	111,500,000		United States Treasury Notes, 0.250% - 1.250%, 9/30/2015	98,671,318	13,016,802	111,688,120
—	2,250,000	2,250,000		United States Treasury Notes, 0.250% - 2.125%, 12/31/2015	—	2,263,818	2,263,818
8,500,000	500,000	9,000,000		United States Treasury Notes, 0.250%, 8/15/2015	8,500,453	500,027	9,000,480
21,000,000	1,000,000	22,000,000		United States Treasury Notes, 0.250%, 9/15/2015	21,002,959	1,000,141	22,003,100
9,000,000	900,000	9,900,000		United States Treasury Notes, 0.250%, 10/15/2015	9,002,020	900,202	9,902,222
5,000,000	2,000,000	7,000,000		United States Treasury Notes, 0.250%, 4/15/2016	4,995,512	1,998,205	6,993,717
6,000,000	600,000	6,600,000		United States Treasury Notes, 0.375%, 11/15/2015	6,003,759	600,376	6,604,135
—	500,000	500,000		United States Treasury Notes, 0.375%, 2/15/2016	—	500,428	500,428
2,000,000	—	2,000,000		United States Treasury Notes, 0.375%, 1/31/2016	2,001,947	—	2,001,947
14,000,000	1,000,000	15,000,000		United States Treasury Notes, 0.375%, 3/15/2016	14,007,867	1,000,562	15,008,429
—	2,457,000	2,457,000		United States Treasury Notes, 0.375%, 4/30/2016	—	2,458,814	2,458,814
23,500,000	1,500,000	25,000,000		United States Treasury Notes, 1.250%, 8/31/2015	23,521,780	1,501,390	25,023,170
10,000,000	2,000,000	12,000,000		United States Treasury Notes, 1.375%, 11/30/2015	10,038,585	2,007,717	12,046,302
1,000,000	—	1,000,000		United States Treasury Notes, 1.500%, 6/30/2016	1,010,050	—	1,010,050
—	2,750,000	2,750,000		United States Treasury Notes, 1.500%, 7/31/2016	—	2,781,378	2,781,378
—	3,000,000	3,000,000		United States Treasury Notes, 2.000%, 1/31/2016	—	3,027,038	3,027,038
25,250,000	—	25,250,000		United States Treasury Notes, 2.125%, 12/31/2015	25,447,579	—	25,447,579
				TOTAL U.S. TREASURY	301,196,770	38,105,519	339,302,289
				REPURCHASE AGREEMENTS—81.5%
100,000,000	—	100,000,000		Repurchase agreement 0.14%, dated 7/31/2015 under which ABN AMRO Bank N.V., Netherlands will repurchase securities provided as collateral for $100,001,167 on 8/3/2015. The securities provided as collateral at the end of the period held with BNY Mellon as tri-party agent, were U.S. Treasury securities with various maturities to 11/15/2020 and the market value of those underlying securities was $102,001,217.	100,000,000	—	100,000,000
50,000,000	-	50,000,000	[3]	Interest in $200,000,000 joint repurchase agreement 0.07%, dated 7/6/2015 under which BMO Capital Markets Corp. will repurchase securities provided as collateral for $200,011,667 on 8/5/2015. The securities provided as collateral at the end of the period held with BNY Mellon as tri-party agent, were U.S. Treasury securities with various maturities to 5/15/2045 and the market value of those underlying securities was $204,011,180.	50,000,000	—	50,000,000
3

Federated Treasury Cash Series	Federated Trust for U.S Treasury Obligations	Federated Trust for U.S. Treasury Obligations Pro Forma Combined			Federated Treasury Cash Series	Federated Trust for U.S Treasury Obligations	Federated Trust for U.S. Treasury Obligations Pro Forma Combined
Principal Amount					Value
				REPURCHASE AGREEMENTS—continued
$60,000,000	$5,000,000	$65,000,000	[3]	Interest in $1,000,000,000 joint repurchase agreement 0.08%, dated 7/14/2015 under which BNP Paribas Securities Corp. will repurchase securities provided as collateral for $1,000,066,667 on 8/13/2015. The securities provided as collateral at the end of the period held with BNY Mellon as tri-party agent, were U.S. Treasury securities with various maturities to 2/15/2042 and the market value of those underlying securities was $1,020,045,429.	$60,000,000	$5,000,000	$65,000,000
30,000,000	3,500,000	33,500,000	[3]	Interest in $500,000,000 joint repurchase agreement 0.09%, dated 5/20/2015 under which BNP Paribas Securities Corp. will repurchase securities provided as collateral for $500,125,000 on 8/28/2015. The securities provided as collateral at the end of the period held with BNY Mellon as tri-party agent, were U.S. Treasury securities with various maturities to 8/15/2044 and the market value of those underlying securities was $510,095,669.	30,000,000	3,500,000	33,500,000
50,000,000	50,000,000	100,000,000		Interest in $100,000,000 joint repurchase agreement 0.15%, dated 7/31/2015 under which Bank of Nova Scotia will repurchase securities provided as collateral for $100,001,250 on 8/3/2015. The securities provided as collateral at the end of the period held with BNY Mellon as tri-party agent, were U.S. Treasury securities with various maturities to 5/15/2044 and the market value of those underlying securities was $102,001,288.	50,000,000	50,000,000	100,000,000
50,000,000	50,000,000	100,000,000		Interest in $100,000,000 joint repurchase agreement 0.14%, dated 7/31/2015 under which CIBC World Markets Corp. will repurchase securities provided as collateral for $100,001,167 on 8/3/2015. The securities provided as collateral at the end of the period held with JPMorgan Chase as tri-party agent, were U.S. Treasury securities with various maturities to 11/15/2024 and the market value of those underlying securities was $102,001,541.	50,000,000	50,000,000	100,000,000
45,000,000	5,000,000	50,000,000		Interest in $500,000,000 joint repurchase agreement 0.10%, dated 7/29/2015 under which Citigroup Global Markets, Inc. will repurchase securities provided as collateral for $500,009,722 on 8/5/2015. The securities provided as collateral at the end of the period held with BNY Mellon as tri-party agent, were U.S. Treasury securities with various maturities to 11/15/2021 and the market value of those underlying securities was $510,007,107.	45,000,000	5,000,000	50,000,000
286,600,000	39,256,000	325,856,000		Interest in $3,500,000,000 joint repurchase agreement 0.14%, dated 7/31/2015 under which Credit Agricole CIB New York will repurchase securities provided as collateral for $3,500,040,833 on 8/3/2015. The securities provided as collateral at the end of the period held with BNY Mellon as tri-party agent, were U.S. Treasury securities with various maturities to 5/15/2045 and the market value of those underlying securities was $3,570,041,668.	286,600,000	39,256,000	325,856,000
100,000,000	—	100,000,000		Interest in $125,000,000 joint repurchase agreement 0.15%, dated 7/31/2015 under which Credit Suisse Securities (USA) LLC, will repurchase securities provided as collateral for $100,001,562 on 8/3/2015. The securities provided as collateral at the end of the period held with JPMorgan Chase as tri-party agent, were U.S. Treasury securities with various maturities to 11/15/2026 and the market value of those underlying securities was $102,001,217.	100,000,000	—	100,000,000
50,000,000	—	50,000,000	[3]	Interest in $500,000,000 joint repurchase agreement 0.08%, dated 7/14/2015 under which J.P. Morgan Securities LLC will repurchase securities as collateral for $500,033,333 on 8/13/2015. The securities provided as collateral at the end of the period held with JPMorgan Chase as tri-party agent, were U.S. Treasury securities with various maturities to 4/15/2020 and the market value of those underlying securities was $510,020,055.	50,000,000	—	50,000,000
300,000,000	50,000,000	350,000,000		Interest in $1,250,000,000 joint repurchase agreement 0.14%, dated 7/31/2015 under which Mitsubishi UFJ Securities (USA), Inc. will repurchase securities provided as collateral for $1,250,014,583 on 8/3/2015. The securities provided as collateral at the end of the period held with BNY Mellon as tri-party agent, were U.S. Treasury securities with various maturities to 2/15/2045 and the market value of those underlying securities was $1,275,014,892.	300,000,000	50,000,000	350,000,000
4

Federated Treasury Cash Series	Federated Trust for U.S Treasury Obligations	Federated Trust for U.S. Treasury Obligations Pro Forma Combined			Federated Treasury Cash Series	Federated Trust for U.S Treasury Obligations	Federated Trust for U.S. Treasury Obligations Pro Forma Combined
Principal Amount					Value
				REPURCHASE AGREEMENTS—continued
$15,000,000	$1,000,000	$16,000,000	[3]	Interest in $250,000,000 joint repurchase agreement 0.10%, dated 7/17/2015 under which Societe Generale, New York will repurchase securities provided as collateral for $250,033,333 on 9/3/2015. The securities provided as collateral at the end of the period held with BNY Mellon as tri-party agent, were U.S. Treasury securities with various maturities to 2/15/2043 and the market value of those underlying securities was $255,012,131.	$15,000,000	$1,000,000	$16,000,000
25,000,000	5,000,000	30,000,000		Interest in $500,000,000 joint repurchase agreement 0.14%, dated 7/31/2015 under which Societe Generale, New York will repurchase securities provided as collateral for $500,013,611 on 8/7/2015. The securities provided as collateral at the end of the period held with BNY Mellon as tri-party agent, were U.S. Treasury securities with various maturities to 5/15/2045 and the market value of those underlying securities was $510,005,968.	25,000,000	5,000,000	30,000,000
77,000,000	13,000,000	90,000,000		Interest in $1,500,000,000 joint repurchase agreement 0.15%, dated 7/30/2015 under which Societe Generale, New York will repurchase securities provided as collateral for $1,500,043,750 on 8/6/2015. The securities provided as collateral at the end of the period held with BNY Mellon as tri-party agent, were U.S. Treasury securities with various maturities to 5/15/2045 and the market value of those underlying securities was $1,530,025,523.	77,000,000	13,000,000	90,000,000
25,000,000	5,000,000	30,000,000		Interest in $800,000,000 joint repurchase agreement 0.11%, dated 7/29/2015 under which TD Securities (USA), LLC will repurchase securities provided as collateral for $800,017,111 on 8/5/2015. The securities provided as collateral at the end of the period held with BNY Mellon as tri-party agent, were U.S. Treasury securities with various maturities to 5/15/2045 and the market value of those underlying securities was $816,012,478.	25,000,000	5,000,000	30,000,000
—	5,000,000	5,000,000		[3]Interest in $350,000,000 joint repurchase agreement 0.14%, dated 7/27/2015 under which Wells Fargo Securities LLC will repurchase securities provided as collateral for $350,119,778 on 10/23/2015. The securities provided as collateral at the end of the period held with BNY Mellon as tri-party agent, were U.S. Treasury securities with various maturities to 2/15/2045 and the market value of those underlying securities was $357,009,802.	—	5,000,000	5,000,000
				TOTAL REPURCHASE AGREEMENTS	1,263,600,000	231,756,000	1,495,356,000
				TOTAL INVESTMENTS-100.0% (AT AMORTIZED COST)[4]	1,564,796,770	269,861,519	1,834,658,289
				OTHER ASSETS AND LIABILITIES @0017 NET—0.0%[5]	612,890	58,375	671,265
				TOTAL NET ASSETS—100%	$1,565,409,660	$269,919,894	$1,835,329,554
1	Discount rate(s) at time of purchase.
2	Floating rate notes with current rate(s) and next reset date(s) shown.
3	Although the repurchase date is more than seven days after the date of purchase, the Fund has the right to terminate the repurchase agreement at any time with seven-days' notice.
4	Also represents cost for federal tax purposes.
5	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at July 31, 2015.
Various inputs are used in determining the value of the Funds' investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
As of July 31, 2015, all investments of the Fund are valued at amortized cost, which is considered a Level 2 input, in valuing the Fund's assets.
See Notes to Pro Forma Financial Statements
5

Federated Trust for U.S. Treasury Obligations
Pro Forma Combining Statements of Assets and Liabilities
July 31, 2015 (unaudited)
	Federated Treasury Cash Series	Federated Trust for U.S. Treasury Obligations	Pro Forma Adjustment	Federated Treasury Obligations Pro Forma Combined
Assets:
Investment in repurchase agreements	$1,263,600,000	$231,756,000	$0	$1,495,356,000
Investment in securities	301,196,770	38,105,519	0	339,302,289
TOTAL INVESTMENTS IN SECURITIES, AT AMORTIZED COST AND FAIR VALUE	1,564,796,770	269,861,519	0	1,834,658,289
Cash	—	1,289	0	1,289
Income receivable	656,933	107,303	0	764,236
Receivable for shares sold	100	2,283	0	2,383
Other assets	249,491	—	0	249,491
TOTAL ASSETS	1,565,703,294	269,972,39	0	1,835,675,688
Liabilities:
Payable for shares redeemed	—	1,113	0	1,113
Payable for custodian fees	14,896	3,552	0	18,448
Bank overdraft	10,117	—-	0	10,117
Payable for Directors'/Trustees' fees	892	236	0	1,128
Payable for transfer agent fee	173,552	6,739	0	180,291
Payable to adviser	—	10,230	0	10,230
Payable for legal fees	581	1,490	0	2,071
Payable for fund share registration fees	17,891	—	0	17,891
Payable for portfolio accounting fees	27,253	10,387	0	37,640
Payable for printing and postage	21,232	6,914	0	28,146
Payable for PA franchise tax	19,758	—	0	19,758
Payable for rating services	—	11,839	0	11,839
Accrued expenses	7,462	-	0	7,462
TOTAL LIABILITIES	293,634	52,500	0	346,134
NET ASSETS	$1,565,409,660	$269,919,894	0	$1,835,329,554
Net Assets Consists of:
Paid-in capital	$1,565,409,660	$269,918,386	$0	$1,835,328,046
Accumulated net realized loss on investments	—	1,508	0	1,508
TOTAL NET ASSETS	$1,565,409,660	$269,919,894	$0	$1,835,329,554
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Net Assets
Institutional Shares	—	$115,211,220	—	$115,211,220
Cash II Shares	—	$583,810	—	$583,810
Cash Series Shares	—	$154,124,864	—	$154,124,864
	$1,565,409,660	—	—	$1,565,409,660
Shares Outstanding
Institutional Shares	—	115,210,559	—	115,210,559
Cash II Shares	—	583,807	—	583,807
Cash Series Shares	—	154,124,002	—	154,124,002
	1,565,409,660	—	—	1,565,409,660
Net Asset Value Per Share
Institutional Shares	—	$1.00		$1.00
Cash II Shares	—	$1.00		$1.00
6

	Federated Treasury Cash Series	Federated Trust for U.S. Treasury Obligations	Pro Forma Adjustment	Federated Treasury Obligations Pro Forma Combined
Cash Series Shares	—	$1.00		$1.00
	$1.00	—		$1.00
See Notes to Pro Forma Financial Statements
7

Federated Treasury Cash Series
Federated Trust for U.S. Treasury Obligation
Pro Forma Combining Statements of Operations
For the Year Ended July 31, 2015 (unaudited)
	Federated Treasury Cash Series	Federated Trust for U.S. Treasury Obligations	Pro Forma Adjustment		Federated Trust for U.S. Treasury Obligations Combined
Investment Income:
Interest	1,529,405	117,754	0		1,647,159
TOTAL INVESTMENT INCOME	1,529,405	117,754	0		1,647,159
Expenses:
Investment adviser fee	9,422,966	504,392	(2,545,240)	(a)	7,382,118
Administrative fee	1,474,878	108,210	0		1,583,088
Custodian fees	64,453	13,930	(6,566)	(b)	71,817
Transfer agent fee	2,029,268	11,376	73,154	(c)	2,113,798
Directors'/Trustees' fees	16,022	1,570	(1,298)	(d)	16,294
Auditing fees	19,590	20,600	(19,590)	(e)	20,600
Legal fees	10,824	9,726	(9,200)	(f)	11,350
Portfolio accounting fees	164,619	51,358	(31,779)	(g)	184,198
Distribution services fee	1,884,593	23,082	4,704,511	(h)	6,612,186
Other service fees	4,711,483	9,633	1,874	(i)	4,722,990
Share registration costs	245,333	75,393	9,035	(j)	329,761
Printing and postage	137,260	16,858	(6,153)	(k)	147,965
Taxes	147,257	—	(147,257)	(l)	0
Miscellaneous	49,333	35,241	(35,374)	(m)	49,200
TOTAL EXPENSES	20,377,879	881,369	1,986,118		23,245,366
Waivers and Reimbursements:
Waiver of investment adviser fee	(9,422,966)	(504,392)	4,052,739	(n)	(5,874,619)
Waiver/reimbursement of other operating expenses	(9,425,508)	(259,223)	(6,038,856)	(o)	(15,723,587)
Total Waivers and Reimbursements	(18,848,474)	(763,615)	1,986,118		(21,598,207)
Net expenses	1,529,405	117,754	0		1,647,159
Net investment income	0	—	0		0
Net realized gain on investments	12,040	1,510	0		13,550
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$12,040	$1,510	0		$13,550
See Notes to Pro Forma Financial Statements
No Acquired Fund securities are required to be sold as a result of the Reorganization. All Acquired Fund securities comply with the Acquiring Fund's investment guidelines.
8

Federated Treasury Cash Series
Federated Trust for U.S. Treasury Obligations
Notes to Combining Pro Forma Financial Statements
For the 12 Months Ended July 31, 2015 (unaudited)
Note 1. Description of the Funds
Federated Treasury Cash Series, a portfolio of Cash Trust Series, Inc., and Federated Trust for U.S. Treasury Obligations, a portfolio of Money Market Obligations Trust, are registered under the Investment Company Act of 1940, as amended (the “Act”), as open-end diversified management investment companies. Federated Trust for U.S. Treasury Obligations consists of three classes of shares: Institutional Shares, Cash II Shares and Cash Series Shares.
Note 2. Basis of Combination
The accompanying unaudited Pro Forma Combining Portfolios of Investments, Statements of Assets and Liabilities and Statements of Operations (Pro Forma Financial Statements) reflect the accounts of Federated Treasury Cash Series and Federated Trust for U.S. Treasury Obligations, for the period ended July 31, 2015. These statements have been derived from the books and records utilized in calculating daily net asset values at July 31, 2015.
The Pro Forma Financial Statements should be read in conjunction with the historical financial statements of Federated Treasury Cash Series and Federated Trust for U.S. Treasury Obligations, which have been incorporated by reference in the Statement of Additional Information. The Funds follow generally accepted accounting principles (GAAP) in the United States of America applicable to management investment companies which are disclosed in the historical financial statements.
The Pro Forma Financial Statements give effect to the proposed exchange of assets of Federated Treasury Cash Series for Cash II Shares of Federated Trust for U.S. Treasury Obligations. Under GAAP, Federated Trust for U.S. Treasury Obligations will be the surviving entity for accounting purposes with its historical cost of investment securities and results of operations being carried forward.
The Pro Forma Financial Statements have been adjusted to reflect the anticipated advisory fee arrangement for the surviving entity. Certain other operating costs have also been adjusted to reflect anticipated expenses of the combined entity. Other costs which may change as a result of the reorganization are currently undeterminable.
At July 31, 2015, Federated Treasury Cash Series and Federated Trust for U.S. Treasury Obligations paid investment advisory fees computed at the annual rate of 0.50% and 0.20%, respectively, as a percentage of average daily net assets. Prior to June 2, 2015, the annual advisory fee for Federated Trust for U.S. Treasury Obligations was 0.40% of the Fund's average daily net assets.
The Funds will not bear any expenses associated with their participation in the Reorganization, except as contemplated in Article IX of the Agreement and Plan of Reorganization.
Federated Investment Management Company (“Adviser”) will incur all expenses associated with the Funds participation in the Reorganization, provided however that Federated Trust for U.S. Treasury Obligations shall bear expenses associated with the qualification of fund shares for sale in the various states. Reorganization expenses include, without limitation: (a) expenses associated with the preparation and filing of the Registration Statement; (b) postage; (c) printing; (d) accounting fees; (e) legal fees incurred by each Fund; and (f) other related administrative or operational costs.
Note 3. Portfolio Valuation
Securities for the Funds are valued at amortized cost. Under the amortized cost valuation method an investment is valued initially at its cost as determined in accordance with GAAP. The Funds then adjust the amount of interest income accrued each day over the term of the investment to account for any difference between the initial cost of the investment and the amount payable at its maturity. If amortized cost is determined not to approximate fair value, the value of the portfolio securities will be determined in accordance with the procedures described below.
The Trustees/Directors have ultimate responsibility for determining the fair value of investments. The Trustees/Directors have appointed a Valuation Committee (“Valuation Committee”) comprised of officers of the Funds, Federated Investment Management Company (“Adviser”) and certain of the Adviser's affiliated companies to assist in determining fair value of securities and in overseeing the comparison of amortized cost to market-based value. The Trustees/Directors have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of monitoring the relationship of market-based value and amortized cost. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs and assumptions), and review of price challenges by the
9

Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees/Directors. The Trustees/Directors periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Note 4. Shares of Beneficial Interest
The Pro Forma net asset value per share assumes the issuance of 1,565,409,660 Cash II Shares of Federated Trust for U.S. Treasury Obligations in exchange for 1,565,409,660 of Federated Treasury Cash Series, which would have been outstanding at July 31, 2015 in connection with the proposed reorganization, assuming the two Funds had been combined as of such date.
Note 5. Federal Income Taxes
Each Fund has elected to be taxed as a “regulated investment company” under the Internal Revenue Code. After the acquisition, Federated Trust for U.S. Treasury Obligations intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the Subchapter M provision of the Internal Revenue Code and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended July 31, 2015, the Funds did not have a liability for any uncertain tax positions. Federated Trust for U.S. Treasury Obligations recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of July 31, 2015, tax years 2012 through 2015 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
The cost of investments for the funds is the same for both financial accounting and federal income tax purposes. The tax cost of investments will remain unchanged for the combined fund.
Note 6. Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenue reported in the financial statements. Actual results could differ from those estimated. Each Fund applies Investment Company accounting and reporting guidance.
Note 7. Pro Forma Adjustments
(a)	The Adviser serves as investment adviser to both funds and receives for its services an annual investment advisory fee equal to 0.50% and 0.20% of the average daily net assets of Federated Treasury Cash Series and Federated Trust for U.S. Treasury Obligations, respectively. An adjustment to the combined investment advisory fee reflects investment advisory fees charged at 0.20% of the average daily net assets of the Federated Trust for U.S. Treasury Obligations Pro Forma Combined. The Adviser may voluntarily choose to waive a portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.
(b)	Adjustment to reflect the combining of two portfolios into one and custodian fees based upon the current expense structure for Federated Trust for U.S. Treasury Obligations Pro Forma Combined.
(c)	Adjustment to reflect the combining of two portfolios into one and transfer agent fees based upon the current expense structure for Federated Trust for U.S. Treasury Obligations Pro Forma Combined.
(d)	Adjustment to reflect the combining of two portfolios into one and Directors/Trustees fees based upon the current expense structure for Federated Trust for U.S. Treasury Obligations Pro Forma Combined.
(e)	Adjustment to reflect the combining of two portfolios into one and auditing fees based upon the current expense structure for Federated Trust for U.S. Treasury Obligations Pro Forma Combined.
(f)	Adjustment to reflect the combining of two portfolios into one and legal fees based upon the current expense structure for Federated Trust for U.S. Treasury Obligations Pro Forma Combined.
(g)	Adjustment to reflect the combining of two portfolios into one and portfolio accounting fees based upon the current expense structure for Federated Trust for U.S. Treasury Obligations Pro Forma Combined.
(h)	Adjustment to reflect the combining of two portfolios into one and distribution services fees based upon the current 12b-1 Plan expense structure for Federated Trust for U.S. Treasury Obligations Pro Forma Combined.
(i)	Adjustment to reflect the combining of two portfolios into one and other service fees based upon the current expense structure of the Shareholder Services Plan for Federated Trust for U.S. Treasury Obligations Pro Forma Combined.
(j)	Adjustment to reflect the combining of two portfolios into one and share registration costs based upon the current expense structure for Federated Trust for U.S. Treasury Obligations Pro Forma Combined.
(k)	Adjustment to reflect the combining of two portfolios into one and printing and postage costs based upon the current expense structure for Federated Trust for U.S. Treasury Obligations Pro Forma Combined.
10

(l)	Adjustment to reflect the combining of two portfolios into one and taxes based upon the current expense structure for Federated Trust for U.S. Treasury Obligations Pro Forma Combined.
(m)	Adjustment to reflect the combining of two portfolios into one and miscellaneous expenses based upon the current expense structure for Federated Trust for U.S. Treasury Obligations Pro Forma Combined.
(n)	Adjustment to reflect the voluntary waiver of investment advisory fees on the average daily net assets of Federated Trust for U.S. Treasury Obligations Pro Forma Combined.
With respect to the Fund's Institutional Shares under the investment advisory contract, the Adviser is required to reimburse/waive the amount, limited to the amount of the management fee, by which the Fund's aggregate annual operating expenses, including the management fee, but excluding interest, taxes, brokerage commissions, expenses of registering and qualifying the Fund and its shares under federal and state laws, expenses of withholding taxes, and extraordinary expenses exceed (after voluntary waivers and reimbursements) 0.45% of the Fund's average daily net assets. Shareholders must approve any changes to this contractual waiver/reimbursement. Additionally, the Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (as shown in the financial highlights, excluding extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund's Institutional Shares, Cash II Shares and Cash Series Shares (after the voluntary waivers and/or reimbursements) will not exceed 0.20%, 0.90% and 1.05% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) October 1, 2016; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
(o)	Adjustment to reflect the waiver of other service fees and/or reimbursement of certain operating expenses necessary to maintain the voluntary expenses and a minimum yield for all share classes of Federated Trust for U.S. Treasury Obligations Pro Forma combined.
11

FEDERATED TREASURY CASH SERIES
FEDERATED TRUST FOR U.S. TREASURY OBLIGATIONS
Investment Adviser
Federated Investment Management Company.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
Distributor
Federated Securities Corp.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
Administrator
Federated Administrative Services
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
12

Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Q452748 (10/15)
Federated Securities Corp., Distributor
Federated is a registered trademark of Federated Investors, Inc.
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